UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-05684

                              ALPINE EQUITY TRUST
               (Exact name of registrant as specified in charter)

                            615 EAST MICHIGAN STREET
                                   3RD FLOOR
                              MILWAUKEE, WI 53202
              (Address of principal executive offices) (Zip code)

                                SAMUEL A. LIEBER
                       ALPINE MANAGEMENT & RESEARCH, LLC
                       2500 WESTCHESTER AVENUE, SUITE 215
                               PURCHASE, NY 10577
                    (Name and address of agent for service)

                                 1-888-785-5578
               Registrant's telephone number, including area code

Date of fiscal year end: OCTOBER 31, 2003

Date of reporting period: OCTOBER 31, 2003

ITEM 1. REPORT TO STOCKHOLDERS.
------------------------------

                                 (ALPINE LOGO)

                               REAL ESTATE FUNDS

                          REALTY INCOME & GROWTH FUND

                          U.S. REAL ESTATE EQUITY FUND

                     INTERNATIONAL REAL ESTATE EQUITY FUND

                                 ANNUAL REPORT
                                October 31, 2003

     This material must be preceded or accompanied by a current prospectus.

                               TABLE OF CONTENTS

                   PORTFOLIO MANAGER'S REPORT TO SHAREHOLDERS
                                     PAGE 1

                       SCHEDULES OF PORTFOLIO INVESTMENTS
                                    PAGE 17

                      STATEMENTS OF ASSETS AND LIABILITIES
                                    PAGE 22

                            STATEMENTS OF OPERATIONS
                                    PAGE 23

                      STATEMENTS OF CHANGES IN NET ASSETS
                                    PAGE 24

                         NOTES TO FINANCIAL STATEMENTS
                                    PAGE 27

                              FINANCIAL HIGHLIGHTS
                                    PAGE 34

                         REPORT OF INDEPENDENT AUDITORS
                                    PAGE 38

                    INFORMATION ABOUT TRUSTEES AND OFFICERS
                                    PAGE 39

                       CHANGES IN INDEPENDENT ACCOUNTANTS
                                    PAGE 41

PORTFOLIO MANAGER'S REPORT TO SHAREHOLDERS                 ALPINE MUTUAL FUNDS

Dear Shareholder:

  We are pleased to provide you with this annual report of the Alpine Real Estate Mutual Funds for the fiscal year ended October 31st, 2003. Alpine has built upon the strong positive performance of the prior fiscal year for all three of our Funds. Over the past twelve months, the Alpine U.S. Real Estate Equity Fund appreciated 66.81%, followed by the Alpine International Real Estate Equity Fund which gained 48.87%. Our conservative, income oriented Alpine Realty Income & Growth Fund had a 30.45% total return during the same period. For the fourth year running, this compared very favorably with broad stock market indices, such as the S&P 500 which gained 20.80% and the MSCI Morgan Stanley EAFE Index representing international stocks which produced a 27.62% total return during the one-year period. Standardized performance data and historical comparisons with specific real estate securities indexes, as well as relative performance ranking within the peer group are detailed in the later sections pertaining to each fund. There we ask investors to observe the long-term performance of these Funds. We believe you will agree that the track record of performance and longevity for the Alpine Funds fits our firm's focus on "Experience - Performance - Leadership".

ALPINE'S EXPANSION

  Before we provide a detailed discussion of the Alpine Real Estate Funds performance over the prior twelve months and an outlook for the next twelve months, permit us to touch on several relevant issues for our mutual fund investors' consideration. First, Alpine has considerably expanded our range of both investment offerings and associated professionals over the past twelve months, most recently adding the Alpine Dynamic Dividend Fund in September, 2003 alongside our existing Alpine Dynamic Balance Fund. Designed as a higher yielding, tax efficient evolution of the equity-income fund model, by focusing on the new tax treatment of equity dividends; we believe the Alpine Dynamic Dividend Fund could be an important component of many investors' portfolio. Alpine also launched two income funds in December, 2002 which offer municipal market tax benefits and liquidity for short-term income investors. They have just completed their first eleven months fully satisfying our high expectations.. A discussion of these Funds is provided in a separate annual report to investors which elaborates on their distinctive attributes and the specific investment focus of each fund.

  Every one of the Alpine Funds has an expected pattern of returns and potential volatility in relation to their distinctive investment focus. We design our Fund's investment objectives and strategies to build upon the opportunities afforded by the investment focus as opposed to a pre-existing model or index. Thus, you will never see an Alpine 'mid-cap value' fund or 'core growth' fund which invests only within a limited universe of stocks. We believe investment objectives should not be defined by how comparable a fund is with a category or a group of funds. Principally, investors should be focused on performance with distinctive strategies which can be balanced with other investments to provide individually appropriate risk-adjusted returns in a tax sensitive manner over an extended period of time. This is what we do for ourselves, as well as for investors who partner with us as shareholders in the Alpine Mutual Funds.

ALPINE'S VIEW OF RECENT MUTUAL FUND SCANDALS

  Unfortunately, recent scandals in the mutual fund world highlight a lack of responsibility towards and respect for investors as partners by many mutual funds. So far, this appears to be more prevalent in large mutual fund complexes where the emphasis is less on co-investment to profit from the performance of the funds and more on profiteering, not just from fees but by selectively permitting timing and trading opportunities which disadvantage the typical fund holder. Perhaps these problems stem from the corporate cultures at many of these large fund complexes, which create fashionable products that are often managed by faceless teams of mercenary managers who may come and go. In contrast at Alpine, we welcome you to join our families in investing in these Funds where you will always know the portfolio manager's name and have access to what we have to say.

  As we monitor the flows in and out of our Funds, we hope that investors who join us will stay the course. However, this past summer, we were surprised by a sharp rise in relatively short-term trading by certain groups of investors using the Alpine International Real Estate Fund. In response to such trading which was becoming disruptive in both scale and frequency, management recommended to the Fund's Board of Directors that a redemption fee be instituted to dissuade such activity. As managers, volatility of fund flows was a nuisance; however, as investors, we realized that such trading could impact our performance. While we do not wish to penalize or otherwise restrict the flexibility of investors in an uncertain world, we felt that a two-month holding period before a 1% penalty would be lifted was not a hardship. Any redemption fees collected are paid to the Fund itself for shareholder benefit. We are pleased to say that subsequent to the imposition of the redemption fee, fund flows have resumed a more stable pace.

2003:  FISCAL YEAR-END REVIEW

  In last year's 2002 report to shareholders, we stated that "... next year
(2003) may produce the property cycle nadir for some cities, though the potential for recovery will vary by both property type and pace of regional growth." Despite uncertainty regarding the political and economic prospects, we felt that "...the underlying issue is whether consumer spending can continue at current levels until corporate capital expenditures pick up." We concluded with cautious optimism that "... a low growth low inflation world economy will supercede this period... (creating) ... an environment where real estate could continue to outperform more growth dependent industries." Broadly speaking, our assessment was pretty much on target, and remains so today.

  This past fiscal year began with a challenged investment environment. We had just passed the market lows of October 10th, 2002, which was the culmination of a virtual rejection of common stocks by many investors who had endured the challenges of the Enron and Tyco scandals, capping 30 months of equity index declines. However, as the U.S. Army's successful invasion of Iraq unfolded in March, a powerful stock market rally emerged. This 'relief rally' was reinforced by the Federal Reserve's commitment to minimal interest rates as the most important factor in sustaining both domestic consumption and the revival of investor interest in common stocks. More than merely lowering rates, the Federal Reserve made clear that its cautious view of the economy would require historically low interest rates for a "considerable period" of time. Thus, after the nadir of pessimism in 2002 when investor fixation on the deflation of the tech stock bubble combined with an uncertain economic environment and divisive political climate, the focus of Federal Reserve policy was to encourage a return to optimism. The Fed's intervention combined with tax legislation favorable to equity dividends helped to restore investor confidence. In the third quarter ended September 30th, inventory restocking, military spending and continued strong domestic consumption produced GDP growth of 8.2%. Record new home sales, strong orders for durable goods, rising consumer confidence and even modest improvement in jobless data indicate that a new economic cycle is beginning. However, uncertainty over the pace and sustainability of this cyclical up-turn remain a concern.

  The equity markets have climbed a proverbial "wall of worry" this year. Even though this is not quite a 'normal' cyclical recovery, risk premiums or the excess returns typically required for many asset classes have fallen to low levels as anticipation of an extended up-cycle in economic activity would lead to greater corporate earnings growth, new jobs and broad expansion of the economy. We believe the stock market is generally true to trend if not always exact in discounting future business potential. This is in spite of the increased prevalence of so-called basket or portfolio trading strategies which now constitute more than 40% of the stock exchange volume. Unlike specific stock investments, these broad brush strategies are often used by market timers or large asset allocators. Such trading strategies increasingly influence even specialized sectors such as real estate securities. We think this has led to moderate overvaluation and selected mis-pricing among REITS. Investment flows from a spate of leveraged closed-end funds, listed over the past year as well as other income funds which target high yield investors, has also pushed valuations ahead of prospects for many REIT's.

  For fiscal 2003, the powerful performance of the homebuilding sector stood out, followed by lodging stocks, retail REIT's (particularly mall and outlet center owners), as well as healthcare REITs. Office building REITs and apartment REITs were the weakest sectors, albeit ahead of the S&P 500 Index The equity market ascertained which sectors had superior pricing power or the prospect of achieving stronger returns. Alpine chose to overweight companies and sectors which we felt would benefit the most from early cyclical strength, and thus would outperform other property securities. This is elaborated in greater detail in the individual sections on each Fund. We should note that this portfolio construction was done within the objective of each Fund, in terms of its investment universe and the risk or volatility levels which we deem appropriate. Specifically, the U.S. Real Estate Fund has maintained roughly 45-55% of its investments in homebuilding stocks and a significant allocation to retail and lodging companies as well. REIT's constituted between 20-30% of the portfolio through much of the year. Striking a different balance, the Alpine Realty Income & Growth Fund typically had only 3-5% percent exposure to the homebuilding sector, while 17% exposed to retail, 8% in healthcare REIT's with roughly 5% in lodging, and 6% in apartments. The durable performance of the retail sector and the relative undervaluation of the healthcare sector were deemed safer plays than betting heavily on recovery in lodging or even apartment properties. The Fund also emphasized the yield and greater protection from preferred stocks for over 16% of the portfolio and cautiously maintained a larger than normal cash position. The International Fund took a more pronounced early cyclical emphasis in its portfolio holdings, with an increase in exposure to residential from 23% to 35% and a decrease in office from 31% to 17% of the portfolio. There was also a significant shift geographically between October, 2002 when Asia and Europe had similar exposure at 37% and 35%, respectively, to a more dramatic emphasis on Asia at 44% with Europe at 32%. Alpine believes that this favors the velocity of both economic activity and real estate recovery in these markets.

  The big trends affecting real estate securities over the past twelve months included not only the recovery in share prices as the market began to discount economic recovery, but also valuations in the real estate capital markets where the initial required yield (cap rates) of properties also declined. In part, both of these markets benefited from declining interest rates, in particular a steepening of the yield curve. A third factor which we believe has very important implications is the decline of the dollar over the past year. A falling dollar has made U.S. assets cheaper for many foreign investors and also had a beneficial impact on U.S. investors in international equities.

  To illustrate the reversal in the dollar and how it can benefit U.S.
investors in international equities, we highlight the Fund's long-term holdings in Kiwi Income Properties. Over the past three years, shares held in KIP generated a 32.22% annualized total return of which 16.31% was derived from the underlying security performance and 15.91% generated by currency gains. While the New Zealand dollar bottomed in October of 2000, much of its recovery versus the U.S. dollar took place in the past year, thus, in fiscal 2003, KIP provided the Fund with a 34.84% total return of which 8.54% was derived from the security's performance and 26.03% from currency. After more than a decade of dollar supremacy, it is evident that a sea change appears to be under way and with it significant implications. This will be generally positive for U.S. investors in international funds and assets; however, the impact will be mixed for the U.S. economy, with a positive impact next year and yet the potential for an increasingly negative trend over the medium term.

REAL ESTATE STOCKS AND THE ECONOMY TODAY

  With the Federal Funds rate at 1% helping to propel the economy to 8.2% GDP growth in the third quarter and projections of sustainable growth of 4 - 4.5% over the near term, the prospect for equity market returns still look positive. Strong reports on new orders from the Chicago purchasing managers and expanding durable goods orders are supported by rising consumer confidence figures which reflect gradual improvement in personal income data and modest improvement in jobless claims. These positive economic data are leading to rising mid-teen percent corporate earnings estimates and to growing provisional capital expenditures budgets. Since much of what we consume is produced in Asia, it is worth noting that industrial production is soaring in the region and GDP growth is strong. Even Japan appears to be in recovery after a decade of decline. All of this bodes well for property stocks. Nonetheless, much of this activity is dependent upon the U.S. as an engine of growth for the global economy, along with secondary support from an internally focused Chinese expansion and modernization.

GLOBAL PROPERTY STOCK VALUATIONS

  Since real estate demand springs from economic activity, the global prospects for real estate securities depend upon where we are in the business cycle. Given varying supply and demand imbalances in different sectors, and across
regions and countries, the pace of growth should be quite varied.   We believe
the early stages of this recovery will continue for at least another twelve to twenty-four months. To date, the world's securities markets have discounted some measure of sustained recovery in most property markets. There are few great bargains which might trade at 50 or 60 cents on the dollar. However, there are a good number of stocks which have not fully reflected their growth potential over the next two to three years, assuming this economic recovery is sustainable. Given the variety of different business models, distinctive local business practices, unique market conditions, plus the vagaries of regional economic prospects and the adaptability of global investment capital flows, it is hard to predict with any specificity the near term potential for specific international real estate securities markets. However, our 18 years of experience of investing in real estate securities (15 internationally) leads us to favor countries, cities and sectors which are not trading at historically high valuations with regard to either current or normalized earnings, prices or asset growth potential. Though, we would caution investors not to look forward to annual rates of return such as those which Alpine was able to deliver for shareholders last year, we remain positive on the near term and long term prospects for real estate securities.

OUTLOOK FOR 2004

  As we enter 2004, uncertainty over progress in Iraq and the probability of a close and rancorous election will not be positive for the stock market. From both an economic and corporate earnings perspective, the most important issue next year will be the level of domestic consumption combined with the prospective acceleration of corporate capital expenditures. Holiday sales will be fundamental in establishing a trend line of activity. Many industry experts are projecting Christmas sales to rise by 4% this year. This compares with 2.1% last year and would be a return to historically normal levels.

  The most important long-term issue for the economy is the level of the U.S. dollar. After a decline of 17.06% versus the Euro and 11.41% versus the Yen during the course of the year ended in October, the month of November has seen further weakness, and some observers are calling for an additional 20% decline through the next year. Alpine believes that a shift of this magnitude is partly a reaction to the overvaluation of the dollar during the past decade. It is also in response to concerns regarding our nation's current account deficit, which is running approximately 5% of GDP. This makes America more dependent upon the rest of the world for capital than at any time in the past 50 years. Recent U.S. Treasury data show foreign net purchases of U.S. assets fell from $62 billion in August to $16 billion in September, even though Japan's net purchases of $22 billion were the second highest on record. Europeans were heavy sellers of U.S. Treasuries and did not buy U.S. equities.

  Further recent weakness in the dollar, suggests that foreign investors either do not believe in the sustainability of economic recovery in the U.S. or there is strong political negativism which is leading them to the sidelines. This could have significant repercussions for our currency in the next year or two. The weaker our currency gets the less competitive foreign imports are, which should bode well for the corporate profits of domestic companies. The question is not only how much this helps our companies, but whether this will lead to increased jobs, or will it merely permit higher prices which might put a damper on our own consumption. Furthermore, too weak a dollar could put pressure on the Treasury and the Federal Reserve either to raise interest rates or otherwise tinker with the yield curve. The risk is that a number of these outcomes could put the brakes on our recovery during the next few years. Since this is an election year, the stimulative benefit of a weak dollar will likely be favored, instead of minimizing the long-term cost to our economy. Nonetheless, if foreign investors may be less inclined to park their funds in dollars, this may result in higher interest rates, thereby increasing the total cost of paying for our nation's expanding debt and potentially constricting future growth in the economy. While such a scenario will take years to unfold, the financial markets may already be starting to discount it in current prices.

  Having raised a cautionary flag, we wish to remind investors that the Federal Reserve has been highly accommodative in promoting growth and while they no longer talk cautiously of deflation, they still see disinflationary tendencies. Perhaps the continuation of recent positive economic data could become trends which may persuade the Federal Reserve that interest rates will have to be raised sometime during the second calendar quarter of 2004. Prices from the Fed Funds futures market show some investors believe that the Fed Funds rate will rise from 1% to 2.25% by the end of next year. If that is the case, we expect the ten-year treasury bond could rise from its recent trading range between 4% to 4.5% towards 5.5%. This in turn suggests moderate growth and a relatively benign interest rate environment may carry well into 2004, barring a dramatic slide in the dollar. Thus, we expect a continuation of a strong environment for real estate investing, benefiting from modest employment growth as well as attractive cost of capital.

  We believe that U.S. homebuilders will continue to achieve double digit earnings growth even with the potential for a modestly declining housing market in 2004. Continued market share gains by public builders should more than offset a 3% to 5% drop in national home sales, and prices will still probably rise faster than inflation due to a favorable demand and supply balance. This growth should help to cement a higher price-to-earnings multiple revaluation already underway for this group. Lodging stocks should also benefit as demand for travel improves, for both business purposes and leisure activity.

  While we anticipate limited improvement for some REIT's, the current trend of declining net operating income may not turn positive until later in 2004. Thirty-three REIT's have raised their dividends during the first ten months of 2003 and only nine cut them; however, we expect fewer increases next year and perhaps a similar level of cuts because many apartment and some office REIT's are not covering their dividend with cash from operations. Even though vacancy levels are fairly high for most property types and regions, excessive new supply is only a problem for apartments. Thus, the principal dynamic is job growth leading to rising demand from tenants, which in time could return pricing power back to landlords. Given the 16.8% third quarter vacancy rate in offices nationwide, this may take between three to five years, so selectivity regarding valuations will remain very important. For many commercial property companies, cash flow should start to improve over the next year or two. We project that 2005 should start to bring material improvement in the apartment, and perhaps, industrial sectors while office properties should pick up the pace in 2006 and 2007. Given our cautious near term view on REIT dividend growth potential, stock valuation levels are critical to achieving reasonable total returns, over the next few years. We will remain patient and disciplined.

  In summary, our portfolio strategy should remain consistent with our pattern over the past year. While we are increasingly positive over the prospects for recovery, the risks to such a scenario which we outlined above will be carefully monitored. We will be looking for signs of durability and any emerging trends regarding business spending and consumer demand in the economy. Alpine's value driven investment strategies, opportunistic methods and fundamental depth of experience fuel our optimism that these property share portfolios are well positioned for 2004.

  As always we appreciate your interest and support. We look forward to reporting on our progress in our next report to shareholders. Thank you.

Sincerely,

/s/Samuel A. Lieber

Samuel A. Lieber
President, Alpine Mutual Funds

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The principal value and investment return of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their cost. Investment performance reflects voluntary fee waivers in effect. In the absence of such waivers, total return would be reduced.

FUNDS THAT CONCENTRATE THEIR INVESTMENTS IN A SPECIFIC SECTOR, SUCH AS REAL ESTATE, MAY EXPERIENCE MORE VOLATILITY AND BE EXPOSED TO GREATER RISK THAN MORE DIVERSIFIED MUTUAL FUNDS. ALPINE ADVOCATES THE USE OF SECTOR FUNDS AS PART OF AN INTEGRATED INVESTMENT STRATEGY. INTERNATIONAL INVESTING INVOLVES INCREASED RISK AND VOLATILITY.

This letter and those that follow represent the opinions of Alpine Funds management and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

The MSCI EAFE(R) Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity perforce, excluding the U.S. and Canada.

Please refer to the following letters/report for more information regarding holdings and index descriptions. Fund holdings and sector weightings are subject to change and should not be considered a recommendation to buy or sell any security.

Must be preceded or accompanied by a prospectus. Please read it carefully before you invest or send money.

Quasar Distributors, LLC, Distributor. 12/03

                       ALPINE REALTY INCOME & GROWTH FUND

Value of a $10,000 Investment

             Alpine Realty Income & Growth    Morgan Stanley
    Date          Fund Class Y Shares           REIT Index      S&P 500 Index
    ----          -------------------           ----------      -------------
12/29/1998              $10,000                   $10,000           $10,000
12/31/1998              $10,170                   $10,162            $9,899
 1/31/1999              $10,250                    $9,889           $10,313
 2/28/1999               $9,990                    $9,727            $9,993
 3/31/1999              $10,005                    $9,674           $10,392
 4/30/1999              $11,066                   $10,609           $10,795
 5/31/1999              $11,369                   $10,834           $10,540
 6/30/1999              $11,250                   $10,632           $11,125
 7/31/1999              $10,984                   $10,298           $10,778
 8/31/1999              $10,810                   $10,199           $10,724
 9/30/1999              $10,481                    $9,772           $10,431
10/31/1999              $10,314                    $9,549           $11,090
11/30/1999              $10,220                    $9,407           $11,316
12/31/1999              $10,641                    $9,700           $11,982
 1/31/2000              $10,652                    $9,760           $11,380
 2/29/2000              $10,533                    $9,605           $11,165
 3/31/2000              $11,006                    $9,958           $12,256
 4/30/2000              $11,905                   $10,627           $11,888
 5/31/2000              $12,168                   $10,725           $11,644
 6/30/2000              $12,772                   $10,990           $11,931
 7/31/2000              $13,519                   $11,987           $11,744
 8/31/2000              $13,218                   $11,495           $12,473
 9/30/2000              $13,579                   $11,849           $11,815
10/31/2000              $12,967                   $11,287           $11,765
11/30/2000              $13,171                   $11,485           $10,838
12/31/2000              $14,045                   $12,301           $10,891
 1/31/2001              $14,553                   $12,353           $11,277
 2/28/2001              $14,403                   $12,141           $10,250
 3/31/2001              $14,064                   $12,241            $9,601
 4/30/2001              $14,416                   $12,525           $10,346
 5/31/2001              $14,885                   $12,805           $10,416
 6/30/2001              $15,463                   $13,578           $10,162
 7/31/2001              $15,440                   $13,285           $10,062
 8/31/2001              $15,690                   $13,776            $9,433
 9/30/2001              $14,934                   $13,226            $8,671
10/31/2001              $14,450                   $12,783            $8,837
11/30/2001              $15,201                   $13,528            $9,514
12/31/2001              $15,820                   $13,879            $9,598
 1/31/2002              $16,329                   $13,847            $9,458
 2/28/2002              $16,577                   $14,121            $9,275
 3/31/2002              $17,453                   $15,031            $9,624
 4/30/2002              $18,232                   $15,127            $9,041
 5/31/2002              $18,270                   $15,319            $8,975
 6/30/2002              $18,788                   $15,759            $8,336
 7/31/2002              $18,330                   $14,875            $7,686
 8/31/2002              $18,343                   $14,900            $7,736
 9/30/2002              $17,941                   $14,358            $6,896
10/31/2002              $17,515                   $13,637            $7,503
11/30/2002              $17,981                   $14,266            $7,944
12/31/2002              $18,186                   $14,385            $7,477
 1/31/2003              $18,055                   $13,989            $7,282
 2/28/2003              $17,896                   $14,239            $7,173
 3/31/2003              $18,234                   $14,538            $7,242
 4/30/2003              $19,102                   $15,152            $7,838
 5/31/2003              $20,223                   $16,008            $8,251
 6/30/2003              $20,654                   $16,375            $8,356
 7/31/2003              $21,397                   $17,244            $8,504
 8/31/2003              $21,588                   $17,349            $8,669
 9/30/2003              $22,328                   $17,963            $8,577
10/31/2003              $22,849                   $18,266            $9,062

This chart represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of the Realty Income & Growth Fund will fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. The returns set forth reflect the waiver and recovery of certain fees. Without the waiver and recovery of fees, total return would have been lower.

The Morgan Stanley REIT Index ("RMS") is a total return index comprising of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance. The Lipper Real Estate Funds Average is an average of funds that invest 80% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Morgan Stanley REIT Index, Lipper Real Estate Funds Average and S&P 500 Index are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment adviser fees. The performance for the Realty Income & Growth Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

                    COMPARATIVE TOTAL RETURNS AS OF 10/31/03

                                                              SINCE INCEPTION
                                       1 YEAR       3 YEAR       (12/29/98)
                                       ------       ------       ----------
Alpine Class Y                          30.45%      20.78%         18.62%
Morgan Stanley REIT Index               33.94%      17.41%         13.25%
S&P 500 Index                           20.80%      -8.34%         -2.01%
Lipper Real Estate Funds Average        33.63%      15.93%         13.05%
Lipper Real Estate Fund Rank           146/173       5/135          3/105

GEOGRAPHICAL DISTRIBUTION*<F1>

Mid Atlantic                         20%
Pacific Southwest                    19%
Midwest                              17%
Southeast                            16%
South                                12%
New England                           5%
Mountain States                       5%
Central Plains                        3%
Pacific Northwest                     3%

SECTOR DISTRIBUTION*<F1>

Office/Industrial                    26%
Retail                               23%
Lodging                              12%
Health Care                          11%
Apartments                            8%
Mortgage/Finance                      7%
Other                                 7%
Net Lease                             4%
Diversified                           2%

TOP 10 HOLDINGS*<F1>

 1.Prime Group Realty Trust, Series B, 9.000%                         4.17%
 2.iStar Financial Inc.                                               3.57%
 3.Nationwide Health Properties, Inc.                                 3.18%
 4.LaQuinta Corporation                                               2.91%
 5.Equity Office Properties Trust                                     2.79%
 6.Chelsea Property Group, Inc.                                       2.69%
 7.General Growth Properties, Inc.                                    2.56%
 8.Simon Property Group, Inc.                                         2.37%
 9.Entertainment Properties Trust                                     2.34%
10.Vornado Realty Trust                                               2.27%

*<F1> Portfolio holdings, geographical distributions and/or sector distributions are as of 10/31/03 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Top 10 Holdings does not include short-term investments.

                       ALPINE REALTY INCOME & GROWTH FUND

  The Alpine Realty Income & Growth Fund's total return was 30.45% during the fiscal year that ended on October 31, 2003. Net asset value per share increased 23.03% to $16.67 from $13.55. Additionally, the Fund made four quarterly income distributions aggregating $.8075 as well as a $.052 long term gain distribution during the period. Over the period since its inception on December 29, 1998 through October 31, 2003, the Fund has produced a cumulative total return to shareholders of 128.5%, which equates to an 18.62% annualized return. The table on the left presents the Fund's returns for the latest one-year, three-year, and since inception periods relative to the Morgan Stanley REIT Index ("the RMS Index") and the S&P 500 Index. As shown, both the Fund and the RMS Index set new highs throughout the year, outpacing the S&P 500 for the fourth straight year despite some very weak conditions in the real estate property markets.

  During the fiscal period, the share prices of REIT securities significantly exceeded "Street" expectations. Even though deteriorating operating results underperformed "Street" estimates, investors' search for higher yielding alternatives to corporate and Treasury obligations produced historically strong capital flows and drove share prices relative to underlying net asset values up to lofty levels. Despite the absence of material improvements in underlying property fundamentals, investors sought income while anticipating recovery in real estate market conditions. Real estate dedicated mutual funds increased assets at a record pace and seven new closed-end funds focusing on real estate dividends were launched. The strength of such inflows, on top of significant new capital from institutions and traditional equity-income funds, indiscriminately pushed valuations ahead of prospects for many REITs in our view. Of the 111 companies in the RMS Index, only ten returned less than 18% and only five returned less than 10% while the index gained 33.94%.

  With many REIT equities achieving all-time highs, the average REIT dividend yield dropped from 7.1% at the beginning of 2003 to 5.8%, the lowest level since 1997 according to NAREIT, the National Association of Real Estate Investment Trusts. Unlike the 1997 period, however, REIT dividend yields maintained a relatively attractive positive spread to ten-year Treasuries although dividend growth has deteriorated with the exception of retail REITs. Specifically, nine REITs cut their dividends during 2003 and a significant number of REITs, particularly in the apartment and office sectors, are presently not covering their dividends with operating cash flow. The risk assessment for numerous REITs as "bond substitutes" seems misplaced. With share prices trading at 15%-20% average premiums above underlying real estate values, valuations appear unwarranted, given continued weak real estate markets.

  Indeed, property market conditions remained challenging for almost all property classes with the exception of retail and homebuilding. According to CB Richard Ellis, vacancy rates for suburban office and industrial properties continued to deteriorate, rising to 18.2% and 11.7% respectively in the 3rd quarter of 2003. Declining rents and increasing costs of releasing vacant or renewal space depressed operating cash flows for most property types. Even apartment owners struggled to regain any pricing power. Prospects for significant improvement in 2004 are unlikely though more anecdotal signs of reaching bottom have arisen. Meanwhile, the transaction market for well leased core properties remained very hot with historically low interest rates assisting buyers to pay up for assets. This presence of competitive, highly leveraged buyers in the private market made earnings growth through accretive acquisitions difficult for many public REITs. For such entities, their resultant reliance on existing portfolio performance led to deteriorating operating results and disappointing growth prospects for 2004.

  Within this context of rising valuations despite weak fundamentals, the Fund maintained a conservative bias with larger than normal allocations of preferred equities and cash equivalents. While the common stock-based RMS Index returned 33.94%, the Morgan Stanley REIT Preferred Index returned 14.96%. Though the REIT preferreds provided relatively attractive returns on a risk-adjusted basis, the common stocks outperformed. Over the past twelve months, riding the momentum of the real estate equity markets would have, in hindsight, produced higher short term results than our conservative portfolio construction and patient search for value and buying opportunities. With average allocations of 15-20% in preferreds along with our cash holdings, the short term returns of the Fund's defensive holdings lagged the RMS Index, although the outperformance of our common equity investments partially compensated for this outcome.

  The Fund benefited from its investments in companies within the top performing sectors of the RMS Index, specifically the Outlet Mall (+58.50%) and Regional Mall (+51.80%) companies who produced strong earnings growth from both core operations and accretive acquisitions. The Fund's top ten holdings included General Growth Properties (+67.31%), Chelsea Property Group (+59.32%), and Simon Property Group (+40.76%). Also producing top results were Diversified REITs (+40.8%) led by another top holding, Vornado Realty Trust (+47.67%) whose office assets in Washington, D.C. and New York City maintained strong occupancies. Lagging sectors within the index included Hotels (+25.2%), Industrial/Warehouse (+27.4%), and Apartments (+29.5%). Lodging companies, though trading at large discounts to replacement cost, suffered from low levels of transient business travel, while industrial and apartment companies suffered from lease exposure to weak market conditions.

  The Fund's value approach yielded some notable situations during the period, though fewer than we would have liked. Two securities, Prime Group Realty Trust 9% Series B (+63.96%) and La Quinta Corporation (+39.91%), appreciated after management's attention to balance sheet issues assuaged investor concerns. Additionally, we saw opportunity in the stock market's apprehension of operating difficulties in the Health Care sector which provided attractive valuations in Ventas (+77.20%) where we took partial profits and Senior Housing Trust (+59.95%). Finally, the Fund's results benefited from its limited investment in homebuilders including Ryland Group (+114.02%) whose record of earnings growth and exceptional return on equity finally gained recognition.

  With the economy strengthening, we expect that differentiated improvement in real estate market fundamentals will provide opportunities in early cyclical investments such as lodging, selective industrial companies, and eventually apartments, a group the Fund has underweighted for nearly two years. Selective caution regarding office REIT prospects will limit a larger exposure at current valuations. We expect that valuations for some REITs could become more attractive in 2004. Although we are pleased with the risk-adjusted performance of the portfolio, the prospect for somewhat higher interest rates and a progressive real estate recovery will likely lead us to lessen the Fund's exposure to fixed income securities. Meanwhile, we will continue our traditional search for discounted value situations and properly priced opportunities for growth.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The principal value and investment return of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their cost. Investment performance reflects voluntary fee waivers in effect. In the absence of such waivers, total return would be reduced.

Please refer to the schedule of portfolio investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

The Morgan Stanley REIT Preferred (MSRP) Index is a preferred stock market capitalization-weighted total return index of all exchange-traded perpetual preferred securities of equity REITS One cannot invest directly in an index.

                      ALPINE U.S. REAL ESTATE EQUITY FUND

Value of a $10,000 Investment

              Alpine U.S. Real Estate     Wilshire Real Estate
    Date     Equity Fund Class Y Shares     Securities Index      S&P 500 Index
    ----     --------------------------     ----------------      -------------
 10/31/1993            $10,000                   $10,000             $10,000
 11/30/1993             $9,631                    $9,563              $9,905
 12/31/1993            $10,180                    $9,552             $10,025
  1/31/1994            $10,503                    $9,839             $10,366
  2/28/1994            $10,788                   $10,241             $10,084
  3/31/1994            $10,313                    $9,767              $9,645
  4/30/1994            $10,161                    $9,878              $9,768
  5/31/1994             $9,800                   $10,083              $9,928
  6/30/1994             $9,571                    $9,885              $9,685
  7/31/1994             $9,543                    $9,908             $10,003
  8/31/1994             $9,961                    $9,902             $10,412
  9/30/1994             $9,572                    $9,736             $10,158
 10/31/1994             $9,115                    $9,380             $10,385
 11/30/1994             $8,602                    $9,014             $10,008
 12/31/1994             $9,074                    $9,713             $10,156
  1/31/1995             $8,897                    $9,399             $10,419
  2/28/1995             $9,202                    $9,693             $10,825
  3/31/1995             $9,153                    $9,749             $11,144
  4/30/1995             $9,064                    $9,675             $11,472
  5/31/1995             $9,832                    $9,996             $11,929
  6/30/1995            $10,255                   $10,168             $12,206
  7/31/1995            $10,668                   $10,334             $12,611
  8/31/1995            $10,904                   $10,460             $12,642
  9/30/1995            $11,259                   $10,653             $13,175
 10/31/1995            $10,934                   $10,316             $13,128
 11/30/1995            $10,826                   $10,424             $13,704
 12/31/1995            $12,176                   $11,028             $13,968
  1/31/1996            $12,369                   $11,186             $14,443
  2/29/1996            $12,298                   $11,407             $14,577
  3/31/1996            $12,379                   $11,502             $14,718
  4/30/1996            $12,277                   $11,564             $14,934
  5/31/1996            $12,878                   $11,823             $15,319
  6/30/1996            $12,868                   $12,052             $15,377
  7/31/1996            $12,430                   $11,944             $14,698
  8/31/1996            $12,675                   $12,453             $15,009
  9/30/1996            $12,786                   $12,763             $15,853
 10/31/1996            $13,041                   $13,109             $16,290
 11/30/1996            $13,896                   $13,653             $17,520
 12/31/1996            $14,908                   $15,111             $17,173
  1/31/1997            $15,577                   $15,325             $18,245
  2/28/1997            $16,081                   $15,339             $18,388
  3/31/1997            $15,354                   $15,393             $17,634
  4/30/1997            $15,166                   $14,896             $18,686
  5/31/1997            $15,882                   $15,339             $19,823
  6/30/1997            $17,711                   $16,097             $20,711
  7/31/1997            $19,600                   $16,633             $22,358
  8/31/1997            $20,104                   $16,510             $21,107
  9/30/1997            $22,848                   $18,140             $22,262
 10/31/1997            $22,110                   $17,367             $21,519
 11/30/1997            $22,148                   $17,715             $22,515
 12/31/1997            $23,169                   $18,111             $22,901
  1/31/1998            $22,672                   $17,855             $23,154
  2/28/1998            $23,555                   $17,629             $24,823
  3/31/1998            $24,480                   $17,976             $26,093
  4/30/1998            $23,693                   $17,409             $26,356
  5/31/1998            $22,907                   $17,243             $25,903
  6/30/1998            $22,879                   $17,151             $26,954
  7/31/1998            $21,113                   $15,958             $26,668
  8/31/1998            $16,973                   $14,301             $22,816
  9/30/1998            $17,208                   $15,101             $24,278
 10/31/1998            $16,890                   $14,893             $26,251
 11/30/1998            $17,732                   $15,172             $27,842
 12/31/1998            $18,301                   $14,956             $29,445
  1/31/1999            $18,510                   $14,631             $30,676
  2/28/1999            $17,104                   $14,516             $29,723
  3/31/1999            $16,505                   $14,438             $30,912
  4/30/1999            $19,109                   $15,976             $32,109
  5/31/1999            $19,248                   $16,247             $31,352
  6/30/1999            $18,789                   $15,972             $33,090
  7/31/1999            $17,995                   $15,360             $32,058
  8/31/1999            $16,616                   $15,130             $31,899
  9/30/1999            $15,418                   $14,449             $31,026
 10/31/1999            $14,666                   $14,179             $32,988
 11/30/1999            $14,791                   $13,956             $33,659
 12/31/1999            $15,084                   $14,481             $35,640
  1/31/2000            $14,415                   $14,541             $33,850
  2/29/2000            $13,984                   $14,262             $33,210
  3/31/2000            $15,167                   $14,887             $36,456
  4/30/2000            $15,432                   $15,948             $35,360
  5/31/2000            $15,711                   $16,139             $34,634
  6/30/2000            $16,421                   $16,683             $35,488
  7/31/2000            $16,616                   $18,180             $34,934
  8/31/2000            $18,218                   $17,526             $37,102
  9/30/2000            $18,858                   $18,095             $35,144
 10/31/2000            $17,814                   $17,309             $34,995
 11/30/2000            $17,117                   $17,698             $32,238
 12/31/2000            $18,468                   $18,928             $32,396
  1/31/2001            $21,365                   $19,117             $33,545
  2/28/2001            $20,028                   $18,718             $30,488
  3/31/2001            $19,833                   $18,733             $28,558
  4/30/2001            $21,449                   $19,180             $30,775
  5/31/2001            $21,198                   $19,717             $30,982
  6/30/2001            $21,895                   $20,775             $30,228
  7/31/2001            $22,479                   $20,360             $29,930
  8/31/2001            $21,505                   $21,071             $28,058
  9/30/2001            $18,900                   $19,822             $25,793
 10/31/2001            $18,858                   $19,080             $26,285
 11/30/2001            $21,017                   $20,316             $28,301
 12/31/2001            $23,120                   $20,905             $28,549
  1/31/2002            $24,304                   $20,996             $28,132
  2/28/2002            $25,405                   $21,481             $27,590
  3/31/2002            $26,296                   $22,799             $28,628
  4/30/2002            $29,026                   $22,938             $26,893
  5/31/2002            $27,982                   $23,170             $26,695
  6/30/2002            $29,319                   $23,645             $24,794
  7/31/2002            $24,945                   $22,181             $22,862
  8/31/2002            $24,876                   $22,190             $23,012
  9/30/2002            $23,762                   $21,210             $20,513
 10/31/2002            $24,416                   $20,155             $22,317
 11/30/2002            $24,487                   $21,153             $23,629
 12/31/2002            $23,846                   $21,462             $22,242
  1/31/2003            $24,153                   $20,833             $21,659
  2/28/2003            $23,233                   $21,140             $21,334
  3/31/2003            $24,014                   $21,678             $21,541
  4/30/2003            $27,387                   $22,590             $23,315
  5/31/2003            $32,087                   $23,886             $24,542
  6/30/2003            $32,212                   $24,352             $24,856
  7/31/2003            $32,950                   $25,765             $25,294
  8/31/2003            $34,219                   $26,041             $25,786
  9/30/2003            $36,617                   $26,918             $25,513
 10/31/2003            $40,729                   $27,328             $26,956

This chart represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of the U.S. Real Estate Equity Fund will fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. The returns set forth reflect the waiver of certain fees. Without the waiver of fees, total return would have been lower.

The Wilshire Real Estate Securities Index is a market capitalization weighted performance index of listed property and real estate securities. The Lipper Real Estate Funds Average is an average of funds that invest 80% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Wilshire Real Estate Securities Index, Lipper Real Estate Funds Average and S&P 500 Index are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment adviser fees. The performance for the U.S. Real Estate Equity Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

                    COMPARATIVE TOTAL RETURNS AS OF 10/31/03

                                                     1 YR           3 YR           5 YR          10 YR       SINCE INCEPTION(1)<F3>
                                                     ----           ----           ----          -----       ----------------------
 Alpine Class Y                                     66.81%         31.74%         19.25%         15.08%              15.44%
 Alpine Class B*<F2>                                60.04%         30.03%         17.95%            N/A              16.71%
 Wilshire Real Estate Securities Index              35.59%         16.44%         12.89%         10.56%              10.51%
 S&P 500 Index                                      20.80%         -8.33%          0.53%         10.43%              10.39%
 Lipper Real Estate Funds Average - Class Y         33.63%         15.93%         12.51%         10.02%              10.31%
 Lipper Real Estate Fund Rank - Class Y              2/173          1/135          2/104            1/9                 1/7

  *<F2>   REFLECTS MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% IN FIRST
          YEAR.
(1)<F3> Class B shares commenced on March 7, 1995 and Class Y shares commenced on September 1, 1993.

GEOGRAPHICAL DISTRIBUTION*<F4>

Pacific Southwest                    25%
South                                21%
Southeast                            17%
Mid Atlantic                         15%
Mountain States                       7%
Midwest                               6%
New England                           5%
Central Plains                        3%
Pacific Northwest                     1%

SECTOR DISTRIBUTION*<F4>

Homebuilder                          58%
Lodging                              18%
Retail                                8%
Office                                8%
Other Diversified                     3%
Health Care                           3%
Land                                  1%
Apartments                            1%

TOP 10 HOLDINGS*<F4>

 1. The Ryland Group, Inc.                                            5.29%
 2. Standard Pacific Corp.                                            5.09%
 3. Centex Corporation                                                5.01%
 4. Lennar Corporation - Class A                                      4.91%
 5. Hovnanian Enterprises, Inc. - Class A                             4.91%
 6. D.R. Horton, Inc.                                                 4.75%
 7. La Quinta Corporation                                             4.75%
 8. MeriStar Hospitality Corporation                                  4.74%
 9. M.D.C. Holdings, Inc.                                             4.74%
10. Pulte Homes, Inc.                                                 4.68%

*<F4> Portfolio holdings, geographical distributions and/or sector distributions are as of 10/31/03 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Top 10 Holdings does not include short-term investments.

                      ALPINE U.S. REAL ESTATE EQUITY FUND

  Alpine U.S. Real Estate Equity Fund produced a total return of 66.81% for the twelve months ended October 31st, 2003. The Fund's history of strong outperformance can be seen on the opposite page where comparison with both its peer group and relevant equity market is clear. We are especially pleased with this Fund's top performance since inception in September, 1993. A period which began when both the real estate markets and economy were emerging from a particularly destructive recession. Now in a similar phase, our economy is showing the initial signs of recovery from the 2001 recession, yet this time real estate has been relatively unscathed. Strong owners and historically low interest rates has limited the number of forced sellers and hence reduced opportunities for aggressive bargain hunting. Today, too many buyers have excess capital, and sellers with limited reinvestment options, are demanding historically low cap rates (initial yields on investment). This has been true not only in the direct property markets but in the securitized real estate market as well.

  After more than forty months of significant outperformance during which REITs and real estate mutual funds established themselves as a top performing sector, many more investors now appreciate the attributes of real estate securities.
The recent growth of income oriented mutual funds, as well as the public listing of fourteen leveraged real estate income funds, has created even more demand for real estate securities. So, most real estate shares are trading at or near historically high prices and valuations. We believe this is ironic since the underlying property level performance of many REITs will not materially improve over the next year and may continue to deteriorate for some. The Alpine U.S. Real Estate Equity Fund, however, has succeeded by avoiding many of those sectors or stocks which have been attracting this capital. Our portfolio is currently focused principally on companies which are positioned to benefit during the early years of this economic cycle, while REITs are a proportionately small allocation. In future years, we may shift the Fund's focus toward income producing commercial property REITs.

  The principle the early cyclical sectors in the Fund are homebuilders and hotels. Other early areas including apartments and industrial properties appear to be prematurely pricing in a recovery. Since job growth has yet to materialize as a demand driver for apartments and new supply is still a problem, as is competition from home sales, we continue to avoid this property type. If the recovery proves buoyant, industrial properties may be added to the portfolio.

  Single family housing demand has been buoyed by low interest rates, moderate levels of employment and income growth, as well as steady price appreciation over the last 30 years of 6% per year for median home prices, nationwide. For many homeowners, their house has been their best investment and is a large portion of their net worth! Population demographics and immigration has also fueled demand, while environment and zoning issues have constrained new supply. The ongoing consolidation of the housing industry through which large publicly traded builders have increased market share from 7% to 20% during the past decade, has enhanced revenue growth and earnings performance over the last five years. This has produced in excess of 42% compound average annualized earnings growth per share for the sector over the past five years. This growth has led to a price to earnings (P/E) multiple expansion from an historically low ratio of 4.5 times in the spring of 2000 to today's 8.4 times projected earnings for 2004. We believe that this multiple expansion will continue to 12 and possibly 15 times earnings which would equate to the average of the 1980's and early 1990's for these companies. Over the past six years, the Fund has typically maintained between 20% and 35% in homebuilders. During the past few years, we have been increasingly optimistic that the stock market is beginning to appreciate factors which have positively influenced supply and demand and ultimately pricing power for homebuilding companies today, so the portfolio allocation has increased to the 45% to 55% range. Given our concern for diversification, this level will probably not be significantly higher.

  During the fiscal year, the Fund benefited from its large holdings in Ryland Group and Hovnanian Enterprises which gained 114% and 115% respectively,. Other standouts include Lennar Corp., Standard Pacific Corp. and MDC Holdings, as the S&P Homebuilding Index added 86.61%.

  The Fund made several opportunistic investments this year, including the purchase of shares in Crown Castle International, an owner and operator of telephone and radio broadcasting towers through North America and England.
After the shares had fallen from $42 in 2000 to under $2 in 2002, we were able to acquire attractively priced shares at a significant discount to the underlying real estate value of these towers, as well as a below market multiple of the cash flows produced by these towers. Subsequently, we sold this position for significant profits as the share price exceeded our $7 estimate of fair value. Another opportunistic investment was in Gaylord Entertainment Corp., which is emerging as a dominant player in the mega resort convention/conference niche of the lodging industry. In addition, they operate the Grand Old Opry of country music fame and interests in numerous private businesses, including Bass Proshops. The Fund began acquiring shares in late summer below $20, and when Gaylord agreed to acquire Resort Quest International, we bought the latter's shares at the discounted arbitrage spread. Shares of Gaylord were trading at $26.95 at the end October, and we anticipate additional performance as the company's expansion program accelerates during 2004. We believe the lodging sector offers the only opportunity today to acquire both properties and stocks at notable discounts to their replacement cost, as well as the prospect of enhanced earnings growth when the economy strengthens. The Fund's holdings in LaQuinta Inns, Interstate Hotels, host Marriott and Meristar Hospitality provide selective exposure to this sector.

  While REIT's are a relatively minor 22% percent of the portfolio, the Fund did enjoy exceptional performance from its long-term positions in Chelsea Property Group which gained 59.38% and Impac Mortgage Holdings 60.12%. Senior Housing Properties Trust also contributed 59.84%. Finally, the Fund has established positions in two real estate rich companies which are not officially classified as such: Florida EastCoast Industries which controls the railroad lines from Jacksonville to Miami and Alexander and Baldwin whose sugarcane fields helped it to become one of the largest property owners in the state of Hawaii are both active commercial property developers and owners. We believe both companies are positioned to benefit from strong real estate gains over the next few years while their transportation businesses should also grow with the economy.

  Finally we are delighted to note that the Fund's oldest position, Alexander's, Inc. which dates back to the Fund's inception, has gained over 67.16% this year. The market has finally begun to appreciate the underlying property values of the company as its stunning redevelopment of Alexander's former flagship department store rises 73 stories above Bloomingdale's department store and much of mid-town Manhattan.

  After such a strong performance in fiscal 2003, we do not expect to see similar levels of absolute return in 2004, although we believe the portfolio is very well positioned to benefit from continued expansion of the economy. Assuming that the low inflation moderate growth environment which we now enjoy continues, we believe that selected real estate securities may again outperform most other sectors of the economy, and the equity markets.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The principal value and investment return of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their cost. Investment performance reflects voluntary fee waivers in effect. In the absence of such waivers, total return would be reduced.

Please refer to the schedule of portfolio investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

The S&P 500 Homebuilding Index is a market capitalization-weighted index. One cannot invest directly in an index.

                  ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND

Value of a $10,000 Investment

             Alpine International Real        Citigroup
                 Estate Equity Fund        World (ex U.S.)
    Date           Class Y Shares           Property Index     MSCI EAFE Index
    ----           --------------           --------------     ---------------
   2/1/1989            $10,000                  $10,000             $10,000
  2/28/1989             $9,880                  $10,227             $10,115
  3/31/1989             $9,830                   $9,870              $9,907
  4/30/1989            $10,010                   $9,901              $9,989
  5/31/1989             $9,800                   $9,267              $9,435
  6/30/1989             $9,470                   $8,982              $9,267
  7/31/1989            $10,220                  $10,351             $10,421
  8/31/1989            $10,020                   $9,689              $9,942
  9/30/1989            $10,220                  $10,578             $10,385
 10/31/1989             $9,800                  $10,347              $9,957
 11/30/1989             $9,900                  $10,580             $10,447
 12/31/1989            $10,200                  $10,535             $10,822
  1/31/1990             $9,966                  $10,125             $10,408
  2/28/1990             $9,814                   $9,453              $9,671
  3/31/1990             $9,966                   $8,407              $8,652
  4/30/1990             $9,580                   $8,307              $8,572
  5/31/1990            $10,119                   $9,156              $9,539
  6/30/1990            $10,373                   $9,083              $9,443
  7/31/1990            $10,769                   $9,305              $9,563
  8/31/1990             $9,590                   $8,346              $8,622
  9/30/1990             $8,044                   $7,361              $7,408
 10/31/1990             $8,634                   $8,109              $8,548
 11/30/1990             $8,349                   $7,854              $8,031
 12/31/1990             $8,237                   $8,007              $8,148
  1/31/1991             $8,532                   $8,354              $8,398
  2/28/1991             $9,661                   $9,050              $9,285
  3/31/1991             $9,854                   $8,587              $8,715
  4/30/1991             $9,875                   $8,658              $8,789
  5/31/1991             $9,773                   $8,362              $8,869
  6/30/1991             $9,214                   $7,850              $8,205
  7/31/1991             $9,244                   $8,449              $8,596
  8/31/1991             $8,949                   $8,285              $8,409
  9/30/1991             $9,173                   $8,720              $8,870
 10/31/1991             $9,112                   $8,667              $8,983
 11/30/1991             $8,715                   $8,326              $8,551
 12/31/1991             $9,315                   $8,638              $8,979
  1/31/1992             $9,600                   $8,289              $8,774
  2/29/1992             $9,590                   $8,068              $8,447
  3/31/1992             $9,061                   $7,529              $7,876
  4/30/1992             $8,827                   $7,582              $7,900
  5/31/1992             $9,376                   $8,303              $8,416
  6/30/1992             $8,909                   $7,932              $8,003
  7/31/1992             $8,583                   $7,498              $7,784
  8/31/1992             $9,071                   $7,636              $8,258
  9/30/1992             $9,153                   $7,398              $8,081
 10/31/1992             $9,315                   $7,391              $7,644
 11/30/1992             $9,661                   $7,287              $7,704
 12/31/1992            $10,261                   $7,122              $7,732
  1/31/1993            $10,355                   $7,224              $7,718
  2/28/1993            $10,771                   $7,840              $7,940
  3/31/1993            $11,655                   $8,584              $8,620
  4/30/1993            $12,030                   $9,386              $9,425
  5/31/1993            $12,488                  $10,007              $9,612
  6/30/1993            $12,269                   $9,517              $9,449
  7/31/1993            $12,831                   $9,734              $9,768
  8/31/1993            $13,758                  $10,389             $10,283
  9/30/1993            $14,101                  $10,419             $10,039
 10/31/1993            $14,601                  $11,572             $10,337
 11/30/1993            $14,122                  $11,056              $9,421
 12/31/1993            $15,537                  $13,369             $10,089
  1/31/1994            $15,632                  $13,821             $10,930
  2/28/1994            $15,811                  $13,255             $10,887
  3/31/1994            $14,694                  $11,997             $10,406
  4/30/1994            $14,684                  $12,108             $10,835
  5/31/1994            $14,463                  $12,253             $10,760
  6/30/1994            $14,041                  $11,726             $10,899
  7/31/1994            $14,147                  $12,314             $10,991
  8/31/1994            $14,779                  $12,592             $11,238
  9/30/1994            $14,547                  $12,414             $10,870
 10/31/1994            $14,210                  $12,458             $11,218
 11/30/1994            $13,346                  $11,274             $10,666
 12/31/1994            $13,354                  $11,075             $10,719
  1/31/1995            $12,258                  $10,503             $10,293
  2/28/1995            $12,269                  $11,011             $10,250
  3/31/1995            $11,870                  $11,395             $10,874
  4/30/1995            $12,059                  $11,265             $11,268
  5/31/1995            $13,077                  $11,975             $11,118
  6/30/1995            $13,177                  $11,908             $10,908
  7/31/1995            $13,941                  $12,426             $11,571
  8/31/1995            $13,675                  $11,890             $11,115
  9/30/1995            $13,432                  $12,112             $11,317
 10/31/1995            $12,834                  $11,857             $10,998
 11/30/1995            $12,557                  $12,160             $11,289
 12/31/1995            $13,576                  $12,603             $11,729
  1/31/1996            $13,952                  $13,658             $11,762
  2/29/1996            $13,952                  $13,499             $11,786
  3/31/1996            $14,074                  $13,802             $12,021
  4/30/1996            $14,528                  $14,129             $12,355
  5/31/1996            $15,181                  $14,185             $12,112
  6/30/1996            $14,960                  $14,171             $12,165
  7/31/1996            $14,151                  $13,740             $11,793
  8/31/1996            $14,240                  $14,216             $11,803
  9/30/1996            $13,963                  $14,881             $12,101
 10/31/1996            $13,631                  $15,113             $11,961
 11/30/1996            $14,041                  $16,322             $12,420
 12/31/1996            $14,253                  $16,161             $12,244
  1/31/1997            $14,219                  $16,004             $11,800
  2/28/1997            $13,842                  $16,505             $11,978
  3/31/1997            $13,454                  $15,442             $12,005
  4/30/1997            $12,622                  $15,510             $12,053
  5/31/1997            $13,365                  $17,041             $12,821
  6/30/1997            $13,920                  $16,956             $13,512
  7/31/1997            $14,463                  $17,217             $13,715
  8/31/1997            $14,064                  $16,055             $12,674
  9/30/1997            $15,018                  $16,541             $13,369
 10/31/1997            $14,385                  $13,373             $12,325
 11/30/1997            $14,618                  $13,012             $12,183
 12/31/1997            $14,851                  $12,418             $12,273
  1/31/1998            $15,284                  $11,746             $12,819
  2/28/1998            $16,415                  $13,484             $13,625
  3/31/1998            $16,870                  $13,131             $14,028
  4/30/1998            $16,914                  $12,549             $14,122
  5/31/1998            $16,415                  $11,332             $14,037
  6/30/1998            $15,961                  $10,787             $14,126
  7/31/1998            $15,817                  $10,121             $14,253
  8/31/1998            $13,066                   $9,072             $12,470
  9/30/1998            $13,099                   $9,561             $12,071
 10/31/1998            $14,375                  $11,047             $13,312
 11/30/1998            $15,051                  $11,498             $13,977
 12/31/1998            $15,244                  $11,402             $14,511
  1/31/1999            $14,900                  $10,979             $14,451
  2/28/1999            $14,489                  $11,029             $14,090
  3/31/1999            $14,645                  $11,681             $14,660
  4/30/1999            $16,299                  $12,724             $15,237
  5/31/1999            $16,144                  $12,276             $14,435
  6/30/1999            $16,654                  $12,791             $14,981
  7/31/1999            $16,277                  $12,918             $15,409
  8/31/1999            $15,711                  $12,813             $15,447
  9/30/1999            $15,022                  $12,313             $15,585
 10/31/1999            $14,689                  $12,067             $16,151
 11/30/1999            $14,334                  $12,535             $16,696
 12/31/1999            $14,822                  $12,907             $18,177
  1/31/2000            $13,886                  $12,255             $17,006
  2/29/2000            $13,775                  $11,611             $17,447
  3/31/2000            $14,020                  $12,382             $18,106
  4/30/2000            $13,808                  $11,922             $17,137
  5/31/2000            $13,864                  $11,303             $16,701
  6/30/2000            $14,744                  $12,369             $17,336
  7/31/2000            $14,577                  $12,460             $16,593
  8/31/2000            $15,034                  $13,156             $16,720
  9/30/2000            $14,878                  $12,923             $15,889
 10/31/2000            $14,187                  $12,209             $15,498
 11/30/2000            $13,975                  $12,344             $14,901
 12/31/2000            $15,123                  $13,291             $15,413
  1/31/2001            $16,059                  $13,448             $15,402
  2/28/2001            $16,026                  $13,530             $14,234
  3/31/2001            $14,722                  $12,267             $13,250
  4/30/2001            $15,179                  $12,647             $14,144
  5/31/2001            $15,402                  $12,595             $13,604
  6/30/2001            $15,870                  $12,684             $13,028
  7/31/2001            $15,792                  $12,466             $12,786
  8/31/2001            $15,669                  $12,895             $12,440
  9/30/2001            $13,630                  $11,560             $11,164
 10/31/2001            $13,752                  $11,660             $11,447
 11/30/2001            $14,555                  $11,904             $11,860
 12/31/2001            $15,011                  $12,027             $11,928
  1/31/2002            $15,397                  $11,786             $11,289
  2/28/2002            $15,704                  $11,838             $11,354
  3/31/2002            $16,556                  $12,276             $11,935
  4/30/2002            $17,646                  $12,993             $11,988
  5/31/2002            $18,202                  $13,617             $12,099
  6/30/2002            $18,088                  $13,172             $11,598
  7/31/2002            $16,590                  $12,680             $10,445
  8/31/2002            $16,306                  $12,228             $10,395
  9/30/2002            $15,204                  $11,647              $9,265
 10/31/2002            $15,681                  $11,982              $9,756
 11/30/2002            $15,840                  $12,326             $10,187
 12/31/2002            $15,936                  $12,235              $9,839
  1/31/2003            $16,202                  $12,143              $9,423
  2/28/2003            $15,937                  $12,078              $9,190
  3/31/2003            $15,763                  $11,691              $8,970
  4/30/2003            $17,021                  $12,081              $9,812
  5/31/2003            $18,510                  $13,279             $10,367
  6/30/2003            $19,145                  $13,562             $10,594
  7/31/2003            $19,595                  $13,899             $10,839
  8/31/2003            $20,565                  $14,781             $11,073
  9/30/2003            $22,054                  $15,648             $11,396
 10/31/2003            $23,346                  $16,495             $12,106

This chart represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of the International Real Estate Equity Fund will fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. The returns set forth reflect the waiver of certain fees. Without the waiver of fees, total return would have been lower.

The GPR General Property Securities Global Index is a market weighted total return performance index, available on a monthly basis. The purpose of this index is to cover a broad range of property investment companies with a market capitalization of more than 50 million U.S. dollars. It is constructed on a total return basis with immediate reinvestment of all dividends. The Citigroup World (ex. U.S.) Property Index is a market weighted total return performance index, available on a monthly basis. The index consists of any companies from developed markets that has float larger than $100 million and derive more than half of its revenue from property-related activities. MSCI EAFE Index is a capitalization weighted index that monitors the performance of stocks from Europe, Asia, and the Far East. This is one of the most widely used measures of international stock performance. The Citigroup World (ex U.S.) Property Index, GPR General Property Securities Global Index and MSCI EAFE Index are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment adviser fees. The performance for the International Real Estate Equity Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

                    COMPARATIVE TOTAL RETURNS AS OF 10/31/03

                                                                                                           SINCE INCEPTION
                                                1 YR           3 YR           5 YR          10 YR              (2/1/89)
                                                ----           ----           ----          -----          ---------------
 Alpine Class Y                                48.87%         18.06%         10.18%         4.81%               5.92%
 Citigroup World (ex U.S.) Property Index      37.66%         10.86%          8.35%         3.61%               3.45%
 GPR General Property
   Securities Global Index                     33.39%         14.57%          9.26%         4.73%               4.05%
 MSCI EAFE Index                               27.62%         -7.90%         -1.89%         1.58%               1.30%

GEOGRAPHICAL DISTRIBUTION*<F5>

Asia                                 44%
Europe                               32%
North America                        23%
Latin America                         1%

SECTOR DISTRIBUTION*<F5>

Residential                          34%
Lodging                              22%
Retail                               18%
Office                               17%
Industrial                            6%
Other                                 3%

TOP 10 HOLDINGS*<F5>

 1.  City Developments Limited                                        4.02%
 2.  Accor SA                                                         3.64%
 3.  Diamond City Co., Ltd.                                           2.93%
 4.  Club Mediterranee SA                                             2.63%
 5.  Shangri-La Asia Limited                                          2.47%
 6.  Inmobiliaria Colonial, S.A.                                      2.19%
 7.  Gecina                                                           2.17%
 8.  Alexander's, Inc.                                                2.17%
 9.  Societe Immobiliere de Location
       pour l'Industrie et le Commerce                                1.97%
10.  Euro Disney S.C.A.                                               1.92%

*<F5> Portfolio holdings, geographical distributions and/or sector distributions are as of 10/31/03 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Top 10 Holdings does not include short-term investments.

                  ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND

  We are pleased to report that the Alpine International Equity Fund produced a total return of 48.87% for the fiscal year ended October 31, 2003. This compares favorably with the Fund's benchmarks: the Citigroup World (ex. U.S.) Property Index, which gained 37.66% and the Morgan Stanley Capital International
(MSCI) EAFE Index, which rose by 27.62%. These indices measure the performance of international property shares and all major international stocks, respectively. The Fund has established a historical pattern of outperformance against these indices, which can be seen in the opposite tables.

  Just as we have seen with the domestic equities, real estate stocks in other countries have outperformed most other industrial sectors over the past few years for several reasons. First, real estate was not overvalued as technology, media and telecom sectors had been, they did not have to correct for excess
exuberance!   Second, as stocks and economic growth declined, the stable income from long-term leases became more desirable. Now, we believe this year began a third phase of potential property share outperformance as economic recovery is beginning to benefit companies geared to the early stages of the business cycle. Given the Fund's ability to adjust to these cyclical transitions, it may not surprise that the Alpine International Real Estate Equity Fund has dramatically outperformed other international equities over the past three years.

  Significant strategic shifts in the Fund's holdings over the past three years include a change in emphasis toward 'early cyclical' stocks from 40% of the portfolio in October, 2000 to 60% by October, 2003. The defensive quality of office leases at a late stage in the business cycle can become a negative in early phases, so this exposure has been reduced from 37% to 17% over the past three years, mostly during this past year. Single family residential demand usually grows as economies begin to recover, so the portfolio's exposure to this property type has risen from 19% to 34% over the past three years, and is up from 23% last year.

  The Fund's geographic positioning has been adjusted from 37% in Europe, 20%
in Asia and 12% in the U.S. (with 19% in Canada) back in 2000, to 32% in Europe and 44% in Asia. This gradual transition is meant to favor countries, which we believe will enjoy the greatest acceleration of economic activity. The 19% current position in the U.S. reflects our optimism in a continued upward revaluation of homebuilders. REITS, however, appear to us to be historically expensive, given their modest to poor medium term growth potential. The Fund's European holdings represent a mix of undervalued opportunities, defensive companies in transition, and reasonably priced future growth. We believe that economic growth in much of Europe will lag many other regions, although there should be lower volatility in its property equities. Most of the Fund's Asian holdings are in property markets which have survived a serious devaluation over the previous four or five years. Typically Asian real estate is trading at price levels not seen since the early 1990's, or even early 1980's levels in Japan. On top of this, many stocks are trading at historically high discounts to underlying property value. A sustained recovery should lead to higher property prices and smaller stock discounts. Given the depressed valuations, this part of the portfolio could be more volatile in line with regional economic
data.  For example, while the Japan's TOPIX Real Estate Index   gained 28.84%
for the year, but it rallied over 85% from mid-April to mid-October in anticipation of an end to deflation. Yet in the September survey by the Japan Real Estate Institute, nationwide land prices fell by -4.4% during the previous six months, a steeper decline than the prior six months. Only one prime location in Central Tokyo actually gained 0.3%. Until more positive news develops, the Japanese property stock sector could continue to consolidate below its October highs.

  Notable country adjustments include a reduction in Japan from 10.4% to 6.3%, as we are cautious despite strong gains in Diamond City (+99.15%) and Sekiwa Real Estate (+83.23%). Profit taking in Canada (2.3%vs. 9.4% in 2002), Spain (2.9% vs. 6.7%), and New Zealand (1.4% vs. 5.4%) permitted the Fund to add to investments in Hong Kong (8.3% vs. 4.7%) where Midland Realty gained 214.32%, and Singapore (6.0% vs. 2.1%) where the Fund's largest holding, City Developments (4.02%) is a play on both local residential and office property, as well as global lodging, through its subsidiary, Milenium & Copthorne (see U.K. - up 82.74%). The Fund reinitiated investment in Malaysia (2.9%) for the first time in over five years. Thailand grew from 5.7% to 10.7% based on both new investments and appreciation, such as the 128.67% gain in shopping mall owner Central Pattana and a 107.51% rise in industrial park operator Saha Pathana Inter-Holding. French holdings performed well and grew from 12.2% to 16.5%, with a split amongst commercial property owners, which convert into REITS at year-end, and recovery poised lodging companies.

  While many foreign equity, currency, and property stock markets have begun to perform well for the first time in five to ten years (thirteen years for Japan!), we believe others are still stuck at or near the bottom (i.e. Germany, Switzerland, Philippines, Indonesia). Stock valuation discounts or discrepancies will still require economic growth to recover, so a key component of Alpine's equity valuation work is to ascertain at what pace could certain companies and economies could recover. Hopefully, we will be able to balance the portfolio between regions and stocks which currently enjoy sustained growth and those which are about to do so. The most prominent question mark remains Japan, where we are cautious since it has given false signals before. That said, we believe that most foreign property share markets range from fair value to attractively priced in the current environment.

  With a tailwind from currency appreciation likely to remain, and positive spread investing sustained by low interest rates and aggressively mobile global equity capital, the near term prospects for early 2004 appear favorable for the Alpine International Real Estate Equity Fund.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The principal value and investment return of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their cost. Investment performance reflects voluntary fee waivers in effect. In the absence of such waivers, total return would be reduced.

Please refer to the schedule of portfolio investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

S&P 500 Index is a capitalization-weighted of 500 stocks representing all major industries.

The TOPIX Real Estate Index is a capitalization-weighted index designed to measure the performance of the real estate sector of the TOPIX Index.

One cannot invest directly in an index.

ALPINE MUTUAL FUNDS
REALTY INCOME & GROWTH FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                OCTOBER 31, 2003

  SHARES/                SECURITY
 PAR VALUE             DESCRIPTION                                    VALUE
 ---------             -----------                                    -----
REAL ESTATE INVESTMENT TRUSTS -- 62.9%

Apartments -- 5.4%
     35,700    Apartment Investment &
                 Management Company -- Class A                    $  1,460,130
     70,400    Archstone-Smith Trust                                 1,879,680
     26,600    BRE Properties, Inc. -- Class A                         860,510
     75,100    Equity Residential                                    2,196,675
     12,400    Home Properties, Inc.                                   477,400
     46,900    Post Properties, Inc.                                 1,238,160
     78,300    Town & Country Trust                                  1,818,909
                                                                  ------------
                                                                     9,931,464
                                                                  ------------

Diversified -- 2.3%
     82,500    Vornado Realty Trust                                  4,170,375
                                                                  ------------

Healthcare -- 8.0%
     24,400    Health Care Property
                 Investors, Inc.                                     1,137,772
     72,800    Health Care REIT, Inc.                                2,413,320
     17,600    Healthcare Realty Trust, Inc.                           594,000
    318,900    Nationwide Health Properties, Inc.                    5,835,870
    117,000    Senior Housing Properties Trust                       1,742,130
     67,800    Universal Health Realty
                 Income Trust                                        1,899,078
     55,100    Ventas, Inc.                                          1,030,370
                                                                  ------------
                                                                    14,652,540
                                                                  ------------

Lodging -- 4.5%
     47,200    Hospitality Properties Trust                          1,730,824
    315,000    Host Marriott Corporation (a)<F6>                     3,291,750
    112,400    Innkeepers USA Trust                                    977,880
    333,900    MeriStar Hospitality
                 Corporation (a)<F6>                                 2,280,537
                                                                  ------------
                                                                     8,280,991
                                                                  ------------

Mortgage/Finance -- 4.7%
    144,000    Impac Mortgage Holdings, Inc.                         2,167,200
    172,200    iStar Financial Inc.                                  6,553,932
                                                                  ------------
                                                                     8,721,132
                                                                  ------------

Net Lease -- 3.0%
     45,000    Correctional Properties Trust                         1,219,050
    133,100    Entertainment Properties Trust                        4,283,158
                                                                  ------------
                                                                     5,502,208
                                                                  ------------

Office-Industrial Buildings -- 17.2%
     70,600    Alexandria Real Estate
                 Equities, Inc.                                      3,600,600
     65,300    AMB Property Corporation                              1,958,347
     74,800    Boston Properties, Inc.                               3,309,900
     50,000    Brandywine Realty Trust                               1,267,000
     32,800    CarrAmerica Realty Corporation                          986,296
    182,983    Equity Office Properties Trust                        5,125,354
     30,100    Koger Equity                                            583,037
     16,500    Liberty Property Trust                                  600,270
     56,200    Mack-Cali Realty Corporation                          2,118,178
    143,600    Maguire Properties, Inc.                              3,130,480
     82,300    Pacific Gulf Properties, Inc. (a)<F6> (b)<F7>             1,646
     56,000    Prentiss Properties Trust                             1,693,440
    621,000    Prime Group Realty Trust (a)<F6>                      3,862,620
     47,200    ProLogis                                              1,394,288
     82,900    Reckson Associates Realty
                 Corporation -- Class B                              1,852,815
                                                                  ------------
                                                                    31,484,271
                                                                  ------------

Retail Centers -- 17.8%
      6,600    Alexander's, Inc. (a)<F6>                               708,840
     52,700    CBL & Associates Properties, Inc.                     2,808,910
    100,200    Chelsea Property Group, Inc.                          4,929,840
     98,926    Developers Diversified
                 Realty Corporation                                  2,858,962
     61,400    General Growth Properties, Inc.                       4,697,100
     84,800    Glimcher Realty Trust                                 1,796,064
     22,700    Heritage Property Investment Trust                      640,140
     75,700    Kimco Realty Corporation                              3,153,662
     84,600    The Macerich Company                                  3,400,920
     34,200    The Mills Corp.                                       1,395,360
     32,900    The Rouse Company                                     1,414,700
     96,300    Simon Property Group, Inc.                            4,341,204
     28,200    Taubman Centers, Inc.                                   568,512
                                                                  ------------
                                                                    32,714,214
                                                                  ------------
               Total Real Estate Investment Trusts
                 (Cost $98,062,555)                                115,457,195
                                                                  ------------

COMMON STOCKS -- 9.3%

Homebuilders -- 5.9%
     10,000    Centex Corporation                                      975,000
     14,900    Hovnanian Enterprises, Inc. --
                 Class A (a)<F6>                                     1,211,072
     21,000    Lennar Corporation -- Class A                         1,928,850
      2,700    NVR, Inc. (a)<F6>                                     1,321,380
     30,000    The Ryland Group, Inc.                                2,667,000
     55,000    Standard Pacific Corp.                                2,631,750
                                                                  ------------
                                                                    10,735,052
                                                                  ------------

Lodging -- 2.9%
    864,900    La Quinta Corporation (a)<F6>                         5,336,433
                                                                  ------------

Office-Industrial -- 0.5%
     42,400    Catellus Development Corporation                        944,248
                                                                  ------------
               Total Common Stocks
                 (Cost $12,492,528)                                 17,015,733
                                                                  ------------

PREFERRED STOCKS -- 16.4%

Apartments -- 2.1%
    121,300    Apartment Investment &
                 Management Company,
                 Series T, 8.000%                                    3,020,370
     32,100    Post Properties, Inc.,
                 Series B, 7.625%                                      852,576
                                                                  ------------
                                                                     3,872,946
                                                                  ------------

Healthcare -- 1.4%
     82,100    Omega Healthcare Investors, Inc.,
                 Series A, 9.250%                                    2,040,185
     22,600    Omega Healthcare Investors, Inc.,
                 Series B, 8.625%                                      551,440
                                                                  ------------
                                                                     2,591,625
                                                                  ------------

Lodging -- 3.3%
    148,200    La Quinta Corporation,
                 Series A, 9.000%                                    3,722,784
     31,300    LaSalle Hotel Properties,
                 Series A, 10.250%                                     860,750
     55,400    Winston Hotels, Inc.,
                 Series A, 9.250%                                    1,412,700
                                                                  ------------
                                                                     5,996,234
                                                                  ------------

Mortgage / Finance -- 1.4%
     51,500    Anthracite Capital Inc.,
                 Series C, 9.375%                                    1,351,875
     44,200    Newcastle Investment Corporation,
                 Series B, 9.750%                                    1,192,516
                                                                  ------------
                                                                     2,544,391
                                                                  ------------

Net Lease -- 0.7%
     45,200    Entertainment Properties Trust,
                 Series A, 9.500%                                    1,231,700
                                                                  ------------

Office-Industrial Buildings -- 5.3%
     21,200    HRPT Properties Trust,
                 Series A, 9.875%                                      581,940
     21,200    HRPT Properties Trust,
                 Series B, 8.750%                                      572,612
     32,000    Koger Equity Inc., 8.500%                               844,800
    315,100    Prime Group Realty Trust,
                 Series B, 9.000%                                    7,641,175
                                                                  ------------
                                                                     9,640,527
                                                                  ------------

Shopping Malls -- 2.2%
     40,000    Glimcher Realty Trust,
                 Series F, 8.750%                                    1,036,000
     34,400    The Mills Corp., Series C, 9.000%                       915,728
     54,900    The Mills Corp., Series E, 8.750%                     1,454,850
     10,000    Saul Centers, Inc., 8.000%                              250,000
     18,300    Taubman Centers, Inc.,
                 Series A, 8.300%                                      463,173
                                                                  ------------
                                                                     4,119,751
                                                                  ------------
               Total Preferred Stocks
                 (Cost $27,495,599)                                 29,997,174
                                                                  ------------

CORPORATE BOND -- 0.3%
$   500,000    Meristar Hospitality Corporation,
                 9.500%, 4/01/2010                                     591,875
                                                                  ------------
               Total Corporate Bond
                 (Cost $500,000)                                       591,875
                                                                  ------------

SHORT-TERM INVESTMENTS -- 10.4%
      1,126    Cash Trust Series II                                      1,126
$19,069,000    Federal Home Loan Bank Discount
                 Note, 0.800%, 11/03/2003                           19,068,152
                                                                  ------------
               Total Short-Term Investments
                 (Cost $19,069,278)                                 19,069,278
                                                                  ------------
               Total Investments
                 (Cost $157,619,960)                    99.3%      182,131,255
               Other Assets
                 less Liabilities                        0.7%        1,279,107
                                                                  ------------
               Total Net Assets                        100.0%     $183,410,362
                                                                  ------------
                                                                  ------------

(a)<F6>  Represents non-income producing securities.
(b)<F7>  Fair valued security.

                       See notes to financial statements.

ALPINE MUTUAL FUNDS
U.S. REAL ESTATE EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                OCTOBER 31, 2003

  SHARES/               SECURITY
 PAR VALUE             DESCRIPTION                                    VALUE
 ---------             -----------                                    -----
REAL ESTATE INVESTMENT TRUSTS -- 21.6%

Healthcare -- 2.4%
     47,500    Nationwide Health Properties, Inc.                 $    869,250
    119,000    Senior Housing Properties Trust                       1,771,910
                                                                  ------------
                                                                     2,641,160
                                                                  ------------

Lodging -- 5.6%
     90,000    Host Marriott Corporation (a)<F8>                       940,500
    770,000    MeriStar Hospitality Corporation (a)<F8>              5,259,100
                                                                  ------------
                                                                     6,199,600
                                                                  ------------

Mortgage/Finance -- 2.4%
    175,200    Impac Mortgage Holdings, Inc.                         2,636,760
                                                                  ------------

Office-Industrial Buildings -- 3.7%
     10,000    Maguire Properties, Inc.                                218,000
    467,200    Prime Group Realty Trust (a)<F8>                      2,905,984
     20,000    Vornado Realty Trust                                  1,011,000
                                                                  ------------
                                                                     4,134,984
                                                                  ------------

Retail -- 7.5%
     42,500    Alexander's, Inc. (a)<F8> (b)<F9>                     4,564,500
     47,000    Chelsea Property Group, Inc.                          2,312,400
    425,200    Price Legacy Corporation (a)<F8>                      1,458,436
                                                                  ------------
                                                                     8,335,336
                                                                  ------------
               Total Real Estate Investment Trusts
                 (Cost $20,779,190)                                 23,947,840
                                                                  ------------

COMMON STOCKS -- 72.8%

Property Services and Investment -- 0.9%
     25,400    LNR Property Corporation                              1,038,860
                                                                  ------------

Homebuilders -- 55.0%
     52,000    Beazer Homes USA, Inc. (a)<F8>                        5,174,000
      1,500    Capital Pacific Holdings, Inc. (a)<F8>                    6,060
     57,000    Centex Corporation                                    5,557,500
    132,500    D. R. Horton, Inc.                                    5,273,500
     67,000    Hovnanian Enterprises,
                 Inc. -- Class A (a)<F8>                             5,445,760
     45,500    KB Home                                               3,116,295
     59,300    Lennar Corporation -- Class A                         5,446,705
     78,100    M.D.C. Holdings, Inc.                                 5,257,692
     83,100    Meritage Corporation (a)<F8>                          4,911,210
     48,000    M/I Schottenstein Homes, Inc.                         1,998,240
     60,000    Pulte Homes, Inc.                                     5,190,600
     66,000    The Ryland Group, Inc.                                5,867,400
    118,000    Standard Pacific Corp.                                5,646,300
     58,500    Toll Brothers, Inc. (a)<F8>                           2,155,140
                                                                  ------------
                                                                    61,046,402
                                                                  ------------

Lodging -- 11.3%
     76,500    Gaylord Entertainment
                 Company (a)<F8>                                     2,061,675
    299,360    Interstate Hotels & Resorts, Inc. (a)<F8>             1,826,096
     39,000    John Q. Hammons Hotels, Inc. (a)<F8>                    255,840
    854,700    La Quinta Corporation (a)<F8>                         5,273,499
    423,500    ResortQuest International, Inc. (a)<F8>               3,100,020
                                                                  ------------
                                                                    12,517,130
                                                                  ------------

Real Estate Operating Companies -- 0.6%
     37,100    Wellsford Real Properties Inc. (a)<F8>                  651,476
                                                                  ------------

Transportation & Real Estate -- 5.0%
     60,700    Alexander & Baldwin, Inc.                             1,891,412
    122,300    Florida East Coast Industries, Inc.                   3,634,756
                                                                  ------------
                                                                     5,526,168
                                                                  ------------
               Total Common Stocks
                 (Cost $63,702,267)                                 80,780,036
                                                                  ------------

SHORT-TERM INVESTMENTS -- 12.0%
        253    Cash Trust Series II                                        253
$13,263,000    Federal Home Loan Bank Discount
                 Note, 0.800%, 11/03/2003                           13,262,411
                                                                  ------------
               Total Short-Term Investments
                 (Cost $13,262,664)                                 13,262,664
                                                                  ------------
               Total Investments
                 (Cost $97,744,121)                    106.4%      117,990,540
                                                                  ------------

SECURITIES SOLD SHORT -- (1.1)%
    (5,500)    American Financial Realty Trust                         (83,600)
  (151,000)    Champion Enterprises, Inc.                           (1,072,100)
                                                                  ------------
               Total Securities Sold Short
                 (Proceeds $1,164,630)                              (1,155,700)
                                                                  ------------
               Liabilities in excess of
                 other assets                          (5.3)%       (5,914,793)
                                                                  ------------
               Total Net Assets                        100.0%     $110,920,047
                                                                  ------------
                                                                  ------------

(a)<F8> Represents non-income producing securities.
(b)<F9> A portion of the security has been committed as collateral for open short positions.

                       See notes to financial statements.

ALPINE MUTUAL FUNDS
INTERNATIONAL REAL ESTATE EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                OCTOBER 31, 2003

  SHARES/                 SECURITY
 PAR VALUE              DESCRIPTION                                   VALUE
 ---------              -----------                                   -----
COMMON STOCKS -- 92.5%

ASIA -- 41.9%

Australia -- 5.7%
    800,000    Australand Holdings Limited                         $   993,370
    300,000    Centro Properties Group                                 806,758
    450,000    Mirvac Group                                          1,360,207
    300,000    Stockland                                             1,032,395
     70,000    Westfield Holdings Limited                              705,789
                                                                   -----------
                                                                     4,898,519
                                                                   -----------

Hong Kong -- 8.3%
  1,900,000    The Hongkong and Shanghai
                 Hotels, Limited                                     1,149,929
    180,000    Kerry Properties Limited                                238,742
  4,424,000    Midland Realty (Holdings) Limited                       962,767
  2,222,000    Shangri-La Asia Limited                               2,131,669
  3,000,000    Sino Land Company Limited                             1,564,572
    130,000    Sun Hung Kai Properties Limited                       1,100,674
                                                                   -----------
                                                                     7,148,353
                                                                   -----------

Japan -- 6.3%
     96,000    Diamond City Co., Ltd. (b)<F11>                       2,528,039
        240    Japan Retail Fund
                 Investment Corporation                              1,403,739
        500    RECRM Research Co., Ltd. (a)<F10>                       381,134
     80,000    The Sankei Building Co., Ltd.                           260,518
    100,410    Sekiwa Real Estate Kansai, Ltd.                         421,971
     20,000    Tachihi Enterprise Co., Ltd.                            473,007
                                                                   -----------
                                                                     5,468,408
                                                                   -----------

Malaysia -- 2.9%
    600,000    Bandar Raya Developments Berhad                         342,633
  2,500,000    Eastern and Oriental Berhad                             960,529
    200,000    Resorts World Berhad                                    578,949
    500,000    SP Setia Berhad                                         473,685
    474,000    Sunway City Berhad                                      154,675
                                                                   -----------
                                                                     2,510,471
                                                                   -----------

New Zealand -- 1.4%
  1,926,586    Kiwi Income Property Trust                            1,242,980
                                                                   -----------

Philippines -- 0.6%
  2,000,000    Ayala Land, Inc.                                        235,018
 13,625,000    SM Development Corporation                              266,022
                                                                   -----------
                                                                       501,040
                                                                   -----------

Singapore -- 6.0%
    500,000    Allgreen Properties Limited                             315,919
    900,000    Ascendas Real Estate
                 Investment Trust                                      532,468
  1,000,000    City Developments Limited                             3,475,114
    800,000    Fortune Real Estate
                 Investment Trust (a)<F10>                             486,756
    110,000    MCL Land Limited                                         88,457
    947,000    Raffles Holdings Limited                                301,896
                                                                   -----------
                                                                     5,200,610
                                                                   -----------

Thailand -- 10.7%
  2,000,000    Amarin Plaza Public
                 Company Limited (a)<F10>                              852,237
  2,000,000    Amata Corporation Public
                 Company Limited                                       646,698
  3,000,000    Asian Property Development
                 Public Company Limited                                469,984
    420,000    Central Pattana Public
                 Company Limited                                       513,222
    178,600    Dusit Thani Public
                 Company Limited                                       188,024
  1,200,000    Golden Land Property Development
                 Public Company Limited (a)<F10>                       433,137
    500,000    Italian-Thai Development Public
                 Company Limited (a)<F10>                            1,077,829
  2,000,000    Land and Houses Public
                 Company Limited                                       606,592
  1,500,000    Major Cineplex Group Public
                 Company Limited                                       680,536
    750,000    M.K. Real Estate Development
                 Public Company Limited (a)<F10>                       958,767
  2,000,000    Noble Development Public
                 Company Limited                                       842,211
  2,000,000    Quality Houses Public
                 Company Limited                                       421,105
  4,000,000    Saha Pathana Inter-Holding
                 Public Company Limited                              1,323,474
    195,000    Sammakorn Public
                 Company Limited                                       200,401
                                                                   -----------
                                                                     9,214,217
                                                                   -----------
               Total Common Stocks -- Asia                          36,184,598
                                                                   -----------

EUROPE -- 29.1%

Finland -- 1.4%
    166,400    Sponda Oyj                                            1,164,509
                                                                   -----------

France -- 16.5%
     80,000    Accor SA                                              3,146,191
     60,000    Club Mediterranee SA (a)<F10>                         2,271,060
  2,460,000    Euro Disney S.C.A. (a)<F10>                           1,658,655
     15,000    Gecina                                                1,879,763
     11,430    Pierre & Vacances                                       936,760
     15,725    Societe du Louvre                                     1,187,306
     30,000    Societe Immobiliere de Location
                 pour l'Industrie et le Commerce                     1,699,807
     18,426    Unibail                                               1,453,362
                                                                   -----------
                                                                    14,232,904
                                                                   -----------

Germany -- 0.8%
     64,400    IVG Immobilien AG                                       703,731
                                                                   -----------

Netherlands -- 1.4%
     20,000    Wereldhave N.V.                                       1,257,825
                                                                   -----------

Norway -- 0.4%
    133,000    Choice Hotels Scandinavia ASA (a)<F10>                  374,248
     81,130    Home Invest ASA (a)<F10>                                     --
                                                                   -----------
                                                                       374,248
                                                                   -----------

Spain -- 2.9%
     97,245    Inmobiliaria Colonial, S.A.                           1,893,543
     71,826    Inmobiliaria Urbis SA                                   601,184
                                                                   -----------
                                                                     2,494,727
                                                                   -----------

Sweden -- 1.1%
     50,000    JM AB                                                   698,642
     24,100    Pandox AB                                               287,315
                                                                   -----------
                                                                       985,957
                                                                   -----------

United Kingdom -- 4.6%
    206,666    Chelsfield plc                                        1,108,217
    110,000    Derwent Valley Holdings plc                           1,263,718
    125,000    Millennium &
                 Copthorne Hotels plc                                  723,324
     50,000    Minerva plc                                             168,846
    180,000    Shaftesbury plc                                         665,021
                                                                   -----------
                                                                     3,929,126
                                                                   -----------
               Total Common Stocks -- Europe                        25,143,027
                                                                   -----------

NORTH AND SOUTH AMERICA -- 21.5%

Argentina -- 0.7%
     58,121    IRSA Inversiones y Representaciones
                 S.A. -- GDR (a)<F10>                                  604,458
                                                                   -----------

Canada -- 2.3%
    185,100    ClubLink Corporation                                  1,018,152
     35,000    Dundee Real Estate
                 Investment Trust                                      584,196
     15,000    Fairmont Hotels & Resorts Inc.                          386,366
                                                                   -----------
                                                                     1,988,714
                                                                   -----------

United States -- 18.5%
     17,500    Alexander's, Inc. (a)<F10>                            1,879,500
     11,000    Beazer Homes USA, Inc.                                1,094,500
     14,000    Centex Corporation                                    1,365,000
     18,000    D.R. Horton, Inc.                                       716,400
     24,100    Gaylord Entertainment
                 Company (a)<F10>                                      649,495
     14,000    Hovnanian Enterprises,
                 Inc. -- Class A (a)<F10>                            1,137,920
    110,600    La Quinta Corporation (a)<F10>                          682,402
     14,200    Lennar Corporation -- Class A                         1,304,270
      9,100    M.D.C. Holdings, Inc.                                   612,612
    100,000    MeriStar Hospitality
                 Corporation (a)<F10>                                  683,000
     12,000    Meritage Corporation (a)<F10>                           709,200
    100,000    Prime Group Realty Trust (a)<F10>                       622,000
     13,800    Pulte Homes, Inc.                                     1,193,838
     16,000    The Ryland Group, Inc.                                1,422,400
     20,000    Standard Pacific Corp.                                  957,000
     20,000    Vornado Realty Trust                                  1,011,000
                                                                   -----------
                                                                    16,040,537
                                                                   -----------
               Total Common Stocks --
                 North and South America                            18,633,709
                                                                   -----------
               Total Common Stocks
                 (Cost $64,885,476)                                 79,961,334
                                                                   -----------

SHORT-TERM INVESTMENTS -- 14.6%
$12,586,216    Deutsche Bank Institutional
                 Liquid A Fund                                      12,586,216
                                                                   -----------
               Total Short-Term Investments
                 (Cost $12,586,216)                                 12,586,216
                                                                   -----------
               Total Investments
                 (Cost $77,471,692)                    107.1%       92,547,550
                                                                   -----------
               Liabilities in excess
                 of other assets                       (7.1%)       (6,119,201)
                                                                   -----------
               Total Net Assets                        100.0%      $86,428,349
                                                                   -----------
                                                                   -----------

(a)<F10>  Represents non-income producing securities.
(b)<F11> All or a portion of the securities have been committed as collateral for open short positions.
GDR - Global Depositary Receipt
PLC - Public Limited Company
SA - Societe Anonyme (French Corp.)

                       See notes to financial statements.

ALPINE MUTUAL FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2003

                                                                                 REALTY                         INTERNATIONAL
                                                                                INCOME &     U.S. REAL ESTATE    REAL ESTATE
                                                                              GROWTH FUND       EQUITY FUND      EQUITY FUND
                                                                              -----------       -----------      -----------
ASSETS:
   Investments, at value (1)<F12>                                             $182,131,255     $117,990,540       $92,547,550
   Foreign currencies, at value (2)<F13>                                                --               --            30,941
   Cash                                                                                 --               --           807,277
   Deposit at broker for short sales                                                    --           20,769                --
   Dividends receivable                                                            503,378           37,208           135,322
   Interest receivable                                                               4,023               --            13,058
   Receivable from broker for proceeds on securities sold short                         --          801,652                --
   Receivable for capital shares issued                                          2,165,323        1,786,459           302,184
   Receivable for investment securities sold                                     1,256,623          776,918           419,900
   Receivable for forward currency exchange contracts                                   --               --            28,447
   Prepaid expenses and other assets                                                17,203           16,521            18,247
                                                                              ------------     ------------       -----------
       Total assets                                                            186,077,805      121,430,067        94,302,926
                                                                              ------------     ------------       -----------

LIABILITIES:
   Securities sold short, at value (3)<F14>                                             --        1,155,700                --
   Payable for investment securities purchased                                   2,312,184        8,987,106         7,732,066
   Payable for capital shares redeemed                                              77,342          204,341            12,253
   Accrued expenses and other liabilities:
       Investment advisory fees                                                    151,762           77,657            65,772
       Distribution fees                                                                --            2,793                --
       Payable to custodian                                                             --            3,659                --
       Other                                                                       126,155           78,764            64,486
                                                                              ------------     ------------       -----------
       Total liabilities                                                         2,667,443       10,510,020         7,874,577
                                                                              ------------     ------------       -----------
NET ASSETS                                                                    $183,410,362     $110,920,047       $86,428,349
                                                                              ------------     ------------       -----------
                                                                              ------------     ------------       -----------

NET ASSETS REPRESENTED BY
   Capital stock                                                              $158,152,688    $  84,517,693       $71,011,013
   Accumulated undistributed (overdistributed)
     net investment income                                                         312,425           17,072           (37,801)
   Accumulated net realized gains from investments,
     short sales, and foreign currencies                                           433,954        6,129,933           341,558
   Net unrealized appreciation (depreciation) on:
       Investments                                                              24,511,295       20,246,419        15,075,858
       Short sales                                                                      --            8,930                --
       Foreign currency translation                                                     --               --             9,439
       Foreign currencies                                                               --               --              (165)
       Forward currency exchange contracts                                              --               --            28,447
                                                                              ------------     ------------       -----------
       TOTAL NET ASSETS                                                       $183,410,362     $110,920,047       $86,428,349
                                                                              ------------     ------------       -----------
                                                                              ------------     ------------       -----------

NET ASSET VALUE
   Class B Shares*<F15>
       Net assets                                                             $         --     $  3,166,614       $        --
       Shares of beneficial interest issued and outstanding                             --          116,851                --
       Net asset value and offering price per share                           $         --     $      27.10       $        --
   Class Y Shares
       Net assets                                                             $183,410,362     $107,753,433       $86,428,349
       Shares of beneficial interest issued and outstanding                     11,003,874        3,689,403         4,273,053
       Net asset value, offering price and redemption price per share              $16.67            $29.21            $20.23

(1)<F12>  Cost of investments          $157,619,960   $97,744,121  $77,471,692
(2)<F13>  Cost of foreign currencies             --            --       31,106
(3)<F14>  Proceeds from
            securities sold short                --     1,164,630           --
  *<F15> Class B shares are subject to a Contingent Deferred Sales Change ("CDSC") on redemptions of shares made within six years of purchase. The applicable CDSC is equal to a percentage of the lesser of the net asset value per share ("NAV") at the date of the original purchase or at the date of redemption with a maximum of 5.00%.

                       See notes to financial statements.

ALPINE MUTUAL FUNDS

                            STATEMENTS OF OPERATIONS
                          YEAR ENDED OCTOBER 31, 2003

                                                                       REALTY                              INTERNATIONAL
                                                                      INCOME &        U.S. REAL ESTATE      REAL ESTATE
                                                                    GROWTH FUND         EQUITY FUND         EQUITY FUND
                                                                    -----------         -----------         -----------
INVESTMENT INCOME:
   Interest income                                                   $   208,728         $    18,152         $    38,366
   Dividend income*<F16>                                               6,943,246             951,381           1,249,399
                                                                     -----------         -----------         -----------
       Total investment income                                         7,151,974             969,533           1,287,765
                                                                     -----------         -----------         -----------

EXPENSES:
   Investment advisory fees                                            1,122,337             489,393             446,580
   Administration fees                                                    57,705              44,769              38,455
   Distribution fees -- Class B                                               --              18,622                  --
   Shareholder service fees -- Class B                                        --               6,207                  --
   Fund accounting fees                                                   46,173              50,948              42,378
   Audit fees                                                             25,104              24,926              24,834
   Custodian fees                                                         22,046               9,445              25,599
   Interest expense                                                          361              25,911               7,360
   Legal fees                                                             44,104              23,803              24,078
   Registration and filing fees                                           41,250              38,520              29,926
   Printing fees                                                          34,608              11,107               5,734
   Transfer agent fees                                                   136,251              81,191              25,343
   Trustee fees                                                            4,952               4,901               4,914
   Other fees                                                              8,739               8,744               4,295
                                                                     -----------         -----------         -----------
Total expenses before dividends on short positions
  and expense recovery by Adviser                                      1,543,630             838,487             679,496
   Dividends on short positions                                               --               1,375                  --
   Expense recovery by Adviser                                            23,505                  --                  --
                                                                     -----------         -----------         -----------
       Net expenses                                                    1,567,135             839,862             679,496
                                                                     -----------         -----------         -----------
Net investment income                                                  5,584,839             129,671             608,269
                                                                     -----------         -----------         -----------

REALIZED/UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on:
       Investments                                                     1,201,718           7,055,075             375,844
       Short transactions                                                   (364)             11,307                  --
       Foreign currencies                                                     --                  --             (82,347)
       Forward currency exchange contracts                                    --                  --            (158,839)
                                                                     -----------         -----------         -----------
       Net realized gain                                               1,201,354           7,066,382             134,658
                                                                     -----------         -----------         -----------
   Change in unrealized appreciation/depreciation on:
       Investments                                                    24,866,499          20,450,476          18,691,450
       Short transactions                                                     --               8,930                  --
       Foreign currency translation                                           --                  --               9,439
       Foreign currencies                                                     --                  --              (5,908)
       Forward currency exchange contracts                                    --                  --              28,447
                                                                     -----------         -----------         -----------
       Net change in unrealized appreciation/depreciation             24,866,499          20,459,406          18,723,428
                                                                     -----------         -----------         -----------
Net realized/unrealized gains on investments                          26,067,853          27,525,788          18,858,086
                                                                     -----------         -----------         -----------
Change in net assets resulting from operations                       $31,652,692         $27,655,459         $19,466,355
                                                                     -----------         -----------         -----------
                                                                     -----------         -----------         -----------
*<F16>  Net of foreign taxes withheld                                $        --         $        --         $   181,386
                                                                     -----------         -----------         -----------
                                                                     -----------         -----------         -----------

                       See notes to financial statements.

ALPINE MUTUAL FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                REALTY INCOME & GROWTH FUND
                                                                           -------------------------------------
                                                                              YEAR ENDED           YEAR ENDED
                                                                           OCTOBER 31, 2003     OCTOBER 31, 2002
                                                                           ----------------     ----------------
OPERATIONS:
   Net investment income                                                      $  5,584,839         $ 1,262,917
   Net realized gain (loss) on:
       Investments                                                               1,201,718             321,998
       Short transactions                                                             (364)               (828)
   Change in unrealized appreciation/depreciation on investments                24,866,499          (1,096,795)
                                                                              ------------         -----------
   Change in net assets resulting from operations                               31,652,692             487,292
                                                                              ------------         -----------

DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions to Class B Shareholders:
       From net investment income                                                       --                (160)
       From net realized gains on investments                                           --                 (30)
   Distributions to Class Y Shareholders:
       From net investment income                                               (5,978,046)         (1,437,313)
       From net realized gains on investments                                     (223,238)            (43,548)
                                                                              ------------         -----------
   Change in net assets resulting from distributions to shareholders            (6,201,284)         (1,481,051)
                                                                              ------------         -----------

SHARES OF BENEFICIAL
  INTEREST TRANSACTIONS (SEE NOTE 3):
   Proceeds from shares sold                                                   169,256,483          63,721,201
   Dividends reinvested                                                          5,354,709           1,156,597
   Cost of shares redeemed                                                     (66,302,475)        (22,290,358)
                                                                              ------------         -----------
   Change in net assets from shares of beneficial interest transactions        108,308,717          42,587,440
                                                                              ------------         -----------
       Total change in net assets                                              133,760,125          41,593,681

NET ASSETS:
   Beginning of period                                                          49,650,237           8,056,556
                                                                              ------------         -----------
   End of period*<F17>                                                        $183,410,362         $49,650,237
                                                                              ------------         -----------
                                                                              ------------         -----------
*<F17>  Including undistributed net investment income of                      $    312,425         $        --
                                                                              ------------         -----------
                                                                              ------------         -----------

                       See notes to financial statements.

ALPINE MUTUAL FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                U.S REAL ESTATE EQUITY FUND
                                                                            ------------------------------------
                                                                               YEAR ENDED          YEAR ENDED
                                                                            OCTOBER 31, 2003    OCTOBER 31, 2002
                                                                            ----------------    ----------------
OPERATIONS:
   Net investment income                                                      $    129,671         $    36,268
   Net realized gain on:
       Investments                                                               7,055,075           2,747,063
       Short transactions                                                           11,307             224,001
   Change in unrealized appreciation/depreciation on:
       Investments                                                              20,450,476           1,974,688
       Short transactions                                                            8,930                  --
                                                                              ------------         -----------
   Change in net assets resulting from operations                               27,655,459           4,982,020
                                                                              ------------         -----------

DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions to Class Y Shareholders:
       From net investment income                                                  (36,268)                 --
                                                                              ------------         -----------
   Change in net assets resulting from distributions to shareholders               (36,268)                 --
                                                                              ------------         -----------

SHARES OF BENEFICIAL
  INTEREST TRANSACTIONS (SEE NOTE 3):
   Proceeds from shares sold                                                   112,435,408          72,614,405
   Dividends reinvested                                                             35,223                  --
   Cost of shares redeemed                                                     (67,527,013)        (60,628,063)
                                                                              ------------         -----------
   Change in net assets from shares of beneficial interest transactions         44,943,618          11,986,342
                                                                              ------------         -----------
       Total change in net assets                                               72,562,809          16,968,362

NET ASSETS:
   Beginning of period                                                          38,357,238          21,388,876
                                                                              ------------         -----------
   End of period*<F18>                                                        $110,920,047         $38,357,238
                                                                              ------------         -----------
                                                                              ------------         -----------
*<F18>  Including undistributed net investment income of                      $     17,072         $    36,268
                                                                              ------------         -----------
                                                                              ------------         -----------

                       See notes to financial statements.

ALPINE MUTUAL FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                           INTERNATIONAL REAL ESTATE EQUITY FUND
                                                                           -------------------------------------
                                                                              YEAR ENDED           YEAR ENDED
                                                                           OCTOBER 31, 2003     OCTOBER 31, 2002
                                                                           ----------------     ----------------
OPERATIONS:
   Net investment income                                                     $     608,269        $    268,433
   Net realized gain (loss) on:
       Investments                                                                 375,844             687,777
       Option contracts expired or closed                                               --              41,877
       Foreign currencies                                                          (82,347)             83,831
       Forward currency exchange contracts                                        (158,839)                 --
   Change in unrealized appreciation/depreciation on:
       Investments                                                              18,691,450           1,861,837
       Foreign currency translation                                                  9,439                  --
       Foreign currencies                                                           (5,908)             26,670
       Forward currency exchange contracts                                          28,447             (25,772)
                                                                             -------------        ------------
   Change in net assets resulting from operations                               19,466,355           2,944,653
                                                                             -------------        ------------

DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions to Class B Shareholders:
       From net investment income                                                       --                (106)
   Distributions to Class Y Shareholders:
       From net investment income                                                 (550,001)           (517,646)
                                                                             -------------        ------------
   Change in net assets resulting from distributions to shareholders              (550,001)           (517,752)
                                                                             -------------        ------------

SHARES OF BENEFICIAL
  INTEREST TRANSACTIONS (SEE NOTE 3):
   Proceeds from shares sold                                                   164,742,088          71,055,781
   Dividends reinvested                                                            531,583             492,255
   Cost of shares redeemed                                                    (129,218,871)        (67,924,065)
                                                                             -------------        ------------
   Change in net assets from shares of beneficial interest transactions         36,054,800           3,623,971
                                                                             -------------        ------------
       Total change in net assets                                               54,971,154           6,050,872

NET ASSETS:
   Beginning of period                                                          31,457,195          25,406,323
                                                                             -------------        ------------
   End of period*<F19>                                                          86,428,349          31,457,195
                                                                             -------------        ------------
                                                                             -------------        ------------
*<F19> Including accumulated undistributed (overdistributed)
       net investment income of                                              $     (37,801)       $    144,934
                                                                             -------------        ------------
                                                                             -------------        ------------

                       See notes to financial statements.

ALPINE MUTUAL FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2003

1.   ORGANIZATION:

     Alpine Equity Trust (the "Equity Trust") was organized in 1988 as a Massachusetts Business Trust, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Alpine Realty Income & Growth Fund, Alpine U.S. Real Estate Equity Fund, and Alpine International Real Estate Equity Fund are three separate funds of the Equity Trust (individually referred to as a "Fund" and collectively, "the Funds"). The Alpine U.S. Real Estate Equity Fund and Alpine International Real Estate Equity Fund are diversified funds. The Alpine Realty Income & Growth Fund is a non-diversified fund. Alpine Management & Research, LLC (the "Adviser") is a Delaware Corporation and serves as the investment manager to the Funds. The Funds currently offer Class Y shares for sale to investors. During fiscal year 2002, the Realty Income & Growth Fund and the International Real Estate Equity Fund closed and liquidated the Class B share classes. The U.S. Real Estate Equity Fund offers both Class Y and Class B shares, however the Class B shares are not currently offered except in connection with the reinvestment of dividends and other distributions. Class B shares purchased after January 1, 1997 will automatically convert to Class Y shares after seven years from date of purchase.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"), which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from those estimates.

     A.   VALUATION OF SECURITIES:

     The Funds value securities for which the primary market is on a domestic or foreign exchange and over-the- counter securities admitted to trading on the National Association of Securities Dealers Automated Quotation National Market System ("NASDAQ") National List at the last quoted sale price at the end of each business day or, if no sale, at the mean of closing bid and asked price. Over-the-counter securities not included in the NASDAQ National List for which market quotations are readily available are valued at a price quoted by one or more brokers. Securities for which accurate quotations are not available or market quotations are not readily available, are valued at fair value as determined in good faith according to procedures approved by the Board of Trustees.

     B.   REPURCHASE AGREEMENTS:

     The Funds may invest in repurchase agreements. A custodian holds securities pledged as collateral for repurchase agreements on the Funds' behalf. The Funds monitor the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. The Funds will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

     C.   SECURITY TRANSACTIONS AND INVESTMENT INCOME:

     Securities transactions are recorded on the date a security is purchased or sold (i.e. on the trade date). Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums where applicable. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Funds are made aware of the dividend. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

     D.   SHORT SALE TRANSACTIONS:

     The Funds are authorized to engage in short selling. Short sales are transactions in which the Funds sell a security they do not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Funds must borrow the security to deliver to the buyer when effecting a short sale. The Funds then are obligated to replace the security borrowed by purchasing it in the open market at some later date. When a fund sells a security short, an amount equal to the sales proceeds is included in the Statements of Assets and Liabilities as an asset and an equal amount as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. The Funds will incur a loss, which could be substantial and potentially unlimited, if the market price of the security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds will realize a gain if the security declines in value between those dates. The Funds are also at risk of incurring dividend expense if the issuer of the security that has been sold short declares a dividend. The Funds must pay the dividend to the lender of the security.

     All short sales must be fully collateralized. Accordingly, the Funds maintain the collateral in a segregated account with their custodian, consisting of cash and/or liquid securities sufficient to collateralize their obligations on short positions.

     E.   INTEREST EXPENSE:

     The Realty Income and Growth Fund and the U.S. Real Estate Equity Fund are charged by U.S. Bank, N.A. for all cash overdrafts at the bank's prime lending rate. The International Real Estate Equity Fund is charged by Deutsche Bank AG for all cash overdrafts at the bank's prime rate plus 1.00% per annum. The Realty Income and Growth Fund, the U.S. Real Estate Equity Fund and the International Real Estate Equity Fund incurred interest expense totaling $361, $25,911 and $7,360, respectively, for the year ended October 31, 2003.

     F.   FEDERAL TAXES:

     It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of its investment company taxable income and net realized capital gains to shareholders. Therefore, no federal income tax provision is recorded.

     Under applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains earned on foreign investments. Where available, the Funds will file for claims on foreign taxes withheld.

     G.   DIVIDENDS AND DISTRIBUTIONS:

     The Funds intend to distribute substantially all of their net investment income and net realized capital gains, if any, throughout the year to their shareholders in the form of dividends. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

     The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. In the event dividends and distributions to shareholders exceed net investment income and net realized gains for tax purposes, they are reported as a return of capital.

     H.   CLASS ALLOCATIONS:

     Income, expenses (other than class specific expenses) and realized and unrealized gains and losses of the U.S. Real Estate Equity Fund are allocated among the classes of that Fund based on the relative net assets of each class. Class specific expenses are allocated to the class to which they relate. Currently, class specific expenses are limited to those incurred under the Distribution Plan for Class B shares.

     I.   FOREIGN EXCHANGE TRANSACTIONS:

     The Realty Income & Growth Fund and U.S. Real Estate Equity Fund may invest up to 35% and 15%, respectively, of the value of their total assets in foreign securities. The books and records of the Funds are maintained in U.S. dollars. Non-U.S. denominated amounts are translated into U.S. dollars as follows, with the resultant exchange gains and losses recorded in the Statement of Operations:

         i) market value of investment securities and other assets and liabilities at the exchange rate on the valuation date,

        ii) purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

     Dividends and interest from non-U.S. sources received by the Funds are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Funds intend to undertake any procedural steps required to claim the benefits of such treaties.

     J.   RISK ASSOCIATED WITH FOREIGN SECURITIES AND CURRENCIES:

     Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

     Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the Fund or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

     K.   FORWARD CURRENCY CONTRACTS:

     A forward currency contract ("forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward fluctuates with changes in currency exchange rates. The forward is marked-to-market daily and the change in market value is recorded by the Funds as unrealized appreciation or depreciation. When the forward is closed, the Funds record a realized gain or loss equal to the fluctuation in value during the period the forward was open. The Funds could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably.

     At October 31, 2003, the International Real Estate Equity Fund had a short forward currency contract open for 250,000,000 Japanese Yen. This forward expires on November 14, 2003, on which the amount to be received is $2,303,723. As of October 31, 2003, the amount to be delivered on the forward is $2,275,276.

3.   CAPITAL SHARE TRANSACTIONS:

     The Funds have an unlimited number of shares of beneficial interest, with $0.0001 par value, authorized. Transactions in shares and dollars of the Funds were as follows:

     REALTY INCOME & GROWTH FUND

                                                                   YEAR ENDED                       YEAR ENDED
                                                                OCTOBER 31, 2003                 OCTOBER 31, 2002
                                                            -------------------------       --------------------------
                                                              SHARES         AMOUNT           SHARES          AMOUNT
                                                            ----------     ----------       ----------      ----------
     CLASS B
        Shares issued in reinvestment of dividends                  --    $         --               4     $       164
        Shares redeemed                                             --              --            (465)         (6,588)
                                                            ----------    ------------      ----------     -----------
        Net change                                                  --              --            (461)         (6,424)
                                                            ----------    ------------      ----------     -----------

     CLASS Y
        Shares sold                                         11,370,362     169,256,483       4,528,685      63,721,201
        Shares issued in reinvestment of dividends             359,665       5,354,709          83,115       1,156,433
        Shares redeemed                                     (4,390,571)    (66,302,475)     (1,622,838)    (22,283,770)
                                                            ----------    ------------      ----------     -----------
        Net change                                           7,339,456     108,308,717       2,988,962      42,593,864
                                                            ----------    ------------      ----------     -----------
        Total net change                                     7,339,456    $108,308,717       2,988,501     $42,587,440
                                                            ----------    ------------      ----------     -----------
                                                            ----------    ------------      ----------     -----------

     U.S. REAL ESTATE EQUITY FUND

                                                                   YEAR ENDED                       YEAR ENDED
                                                                OCTOBER 31, 2003                 OCTOBER 31, 2002
                                                            -------------------------       --------------------------
                                                              SHARES         AMOUNT           SHARES          AMOUNT
                                                            ----------     ----------       ----------      ----------
     CLASS B
        Shares sold                                                  3    $         49              --     $        --
        Shares redeemed                                        (21,643)       (425,488)        (24,199)       (192,673)
                                                            ----------    ------------      ----------     -----------
        Net change                                             (21,640)       (425,439)        (24,199)       (192,673)
                                                            ----------    ------------      ----------     -----------

     CLASS Y
        Shares sold                                          4,904,293     112,435,359       3,839,812      72,614,405
        Shares issued in reinvestment of dividends               2,010          35,223              --              --
        Shares redeemed                                     (3,274,899)    (67,101,525)     (3,208,482)    (60,435,390)
                                                            ----------    ------------      ----------     -----------
        Net change                                           1,631,404      45,369,057         631,330      12,179,015
                                                            ----------    ------------      ----------     -----------
        Total net change                                     1,609,764    $ 44,943,618         607,131     $11,986,342
                                                            ----------    ------------      ----------     -----------
                                                            ----------    ------------      ----------     -----------

INTERNATIONAL REAL ESTATE EQUITY FUND

                                                                   YEAR ENDED                       YEAR ENDED
                                                                OCTOBER 31, 2003                 OCTOBER 31, 2002
                                                            -------------------------       --------------------------
                                                              SHARES         AMOUNT           SHARES          AMOUNT
                                                            ----------     ----------       ----------      ----------
     CLASS B
        Shares issued in reinvestment of dividends                  --    $         --               6     $        73
        Shares redeemed                                             --              --          (5,312)        (73,074)
                                                            ----------    ------------      ----------     -----------
        Net change                                                  --              --          (5,306)        (73,001)
                                                            ----------    ------------      ----------     -----------

     CLASS Y
        Shares sold                                         10,017,424     164,742,088       4,873,950      71,055,781
        Shares issued in reinvestment of dividends              39,058         531,583          37,860         492,182
        Shares redeemed                                     (8,061,834)   (129,218,871)     (4,686,848)    (67,850,991)
                                                            ----------    ------------      ----------     -----------
        Net change                                           1,994,648      36,054,800         224,962       3,696,972
                                                            ----------    ------------      ----------     -----------
        Total net change                                     1,994,648    $ 36,054,800         219,656     $ 3,623,971
                                                            ----------    ------------      ----------     -----------
                                                            ----------    ------------      ----------     -----------

4.   PURCHASES AND SALES OF SECURITIES:

     Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2003 are as follows:

                                                            NON-U.S. GOVERNMENT                       U.S. GOVERNMENT
                                                       ------------------------------          ------------------------------
                                                       PURCHASES             SALES             PURCHASES             SALES
                                                       ----------         -----------          ----------          ----------
     Realty Income & Growth Fund                      $137,924,256        $40,972,725                --                  --
     U.S. Real Estate Equity Fund                       81,609,430         42,442,229                --                  --
     International Real Estate Equity Fund              52,141,636         21,555,004                --                  --

5.   DISTRIBUTION PLANS:

     Quasar Distributors, LLC ("Quasar") serves as the Funds' distributor. The U.S. Real Estate Equity Fund has adopted a distribution plan (the "Plan") for its Class B shares as allowed by Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Fund in connection with the distribution and servicing of its shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Fund's average daily net assets for distribution fees and up to 0.75% of the Fund's average daily net assets for shareholder servicing fees. Amounts paid under the plan by the Fund may be spent by the Fund on any activities or expenses primarily intended to result in the sale of shares of the Fund, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. The Fund incurred $24,829 pursuant to the plan for the year ended October 31, 2003.

     The plan for the U.S. Real Estate Equity Fund may be terminated at any time by vote of the Trustees of the Equity Trust who are not "interested persons" as defined by the 1940 Act of the Equity Trust, or by vote of a majority of the outstanding voting shares of the respective class.

6.   INVESTMENT ADVISORY AGREEMENT AND OTHER AFFILIATED TRANSACTIONS:

     Alpine Management & Research, LLC ("Alpine") provides investment advisory services to the Funds. Pursuant to the investment adviser's agreement with the U.S. Real Estate Equity Fund and Realty Income & Growth Fund, Alpine is entitled to an annual fee based on the Funds' average daily net assets, in accordance with the following schedule:

          First $750 million       1.00%
          Next $250 million        0.90%
          Over $1 billion          0.80%

     Alpine is entitled to an annual fee based on 1.00% of the Fund's average daily net assets for the International Real Estate Equity Fund.

     The Adviser agreed to reimburse the Realty Income & Growth Fund to the extent necessary to ensure that the Fund's total operating expenses (excluding interest, brokerage commissions and extraordinary expenses) did not exceed 1.50% of the Fund's average daily net assets. The Adviser may recover expenses paid in excess of the cap on expenses for the three previous years, as long as the recovery does not cause the Fund to exceed such cap on expenses. For the year ended October 31, 2003, the Adviser recovered investment advisory fees from fiscal year 2002 totaling $23,505 for the Realty Income & Growth Fund.

7.   CONCENTRATION OF CREDIT RISK:

     The Funds invest a substantial portion of their assets in the equity securities of issuers engaged in the real estate industry, including real estate investment trusts (REITs). As a result, the Funds may be more affected by economic developments in the real estate industry than would a general equity fund.

8.   FEDERAL INCOME TAX INFORMATION:

     At October 31, 2003, the components of accumulated earnings (losses) on a tax basis were as follows:

                                                                 REALTY                          INTERNATIONAL
                                                                INCOME &      U.S. REAL ESTATE    REAL ESTATE
                                                               GROWTH FUND       EQUITY FUND      EQUITY FUND
                                                               -----------       -----------      -----------
     Cost of investments                                       $157,363,039      $97,951,301       $79,344,546
                                                               ------------      -----------       -----------
                                                               ------------      -----------       -----------
     Gross unrealized appreciation                             $ 25,675,448      $23,292,242       $18,507,589
     Gross unrealized depreciation                                 (907,232)      (3,253,003)       (5,295,073)
                                                               ------------      -----------       -----------
     Net unrealized appreciation                               $ 24,768,216      $20,039,239       $13,212,516
                                                               ------------      -----------       -----------
                                                               ------------      -----------       -----------
     Undistributed ordinary income                             $     22,001      $ 2,969,059       $ 1,735,243
     Undistributed long-term capital gains                          467,457        3,385,126           441,368
                                                               ------------      -----------       -----------
     Total distributable earnings                              $    489,458      $ 6,354,185       $ 2,176,611
                                                               ------------      -----------       -----------
                                                               ------------      -----------       -----------
     Other accumulated gains and temporary differences         $         --      $     8,930       $    28,209
                                                               ------------      -----------       -----------
     Total accumulated earnings                                $ 25,257,674      $26,402,354       $15,417,336
                                                               ------------      -----------       -----------
                                                               ------------      -----------       -----------

     The tax basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales, REIT tax adjustments, and mark-to-market cost basis adjustments for investments in passive foreign investment companies (PFICs) for tax purposes.

     The tax character of distributions paid during the years ended October 31, 2003 and 2002 were as follows:

                                                     2003              2002
                                                     ----              ----
     REALTY INCOME & GROWTH FUND
     Ordinary income                              $5,978,046       $1,437,473
     Long-term capital gain                          223,238           43,578
                                                  ----------       ----------
                                                  $6,201,284       $1,481,051
                                                  ----------       ----------
                                                  ----------       ----------

                                                     2003              2002
                                                     ----              ----
     U.S. REAL ESTATE EQUITY FUND
     Ordinary income                              $   36,268       $       --
     Long-term capital gain                               --               --
                                                  ----------       ----------
                                                  $   36,268       $       --
                                                  ----------       ----------
                                                  ----------       ----------

                                                     2003              2002
                                                     ----              ----
     INTERNATIONAL REAL ESTATE EQUITY FUND
     Ordinary income                              $  550,001       $  517,752
     Long-term capital gain                               --               --
                                                  ----------       ----------
                                                  $  550,001       $  517,752
                                                  ----------       ----------
                                                  ----------       ----------

9.   ADDITIONAL TAX INFORMATION (UNAUDITED)

     The Realty Income & Growth Fund designates 4.68% of dividends declared after December 31, 2002 from net investment income as qualified dividend income under the Jobs & Growth Tax Relief Reconciliation Act of 2003.

     The Realty Income & Growth Fund designated $223,238 as a capital gain dividend.

ALPINE MUTUAL FUNDS

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                 REALTY INCOME & GROWTH FUND
                                                          --------------------------------------------------------------------------
                                                                   YEAR ENDED OCTOBER 31,
                                                          -----------------------------------------               PERIOD ENDED
                                                          2003        2002         2001        2000         OCTOBER 31, 1999(A)<F20>
                                                          ----        ----         ----        ----         ------------------------
CLASS Y SHARES
NET ASSET VALUE, BEGINNING OF PERIOD                     $13.55      $11.92       $11.43      $ 9.90                 $10.00
                                                         ------      ------       ------      ------                 ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                   0.77(c)     0.76(c)      0.59        0.67                   0.64(b)
                                                              <F22>       <F22>                                           <F21>
   Net realized/unrealized
     gains (losses) on investments                         3.21        1.74         0.71        1.77                  (0.32)
                                                         ------      ------       ------      ------                 ------
   Total from investment operations                        3.98        2.50         1.30        2.44                   0.32
                                                         ------      ------       ------      ------                 ------
LESS DISTRIBUTIONS:
   Net investment income                                  (0.81)      (0.81)       (0.81)      (0.88)                 (0.42)
   Net realized gains on investments                      (0.05)      (0.06)          --       (0.01)                    --
   Return of capital                                         --          --           --       (0.02)                    --
                                                         ------      ------       ------      ------                 ------
   Total distributions                                    (0.86)      (0.87)       (0.81)      (0.91)                 (0.42)
                                                         ------      ------       ------      ------                 ------
NET ASSET VALUE, END OF PERIOD                           $16.67      $13.55       $11.92      $11.43                 $ 9.90
                                                         ------      ------       ------      ------                 ------
                                                         ------      ------       ------      ------                 ------

TOTAL RETURN                                              30.45%      21.21%       11.44%      25.72%                  3.14%(d)<F23>

RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of period (000)                   $183,410     $49,650       $8,051      $7,255                 $3,842
   Ratio of expenses to average net assets:
      Before waivers and recoveries                        1.38%       1.57%        2.59%       3.10%                  4.18%(e)<F24>
      After waivers and recoveries                         1.40%       1.46%        1.41%       1.49%                  1.50%(e)<F24>
   Ratio of net investment income
     to average net assets                                 4.98%       5.62%        4.68%       6.10%                  7.76%(e)<F24>
   Ratio of interest expense
     to average net assets                                 0.00%       0.00%        0.11%       0.12%                  0.00%
   Portfolio turnover                                        45%         86%         149%        137%                   159%

(a)<F20> For the period from December 29, 1998 (commencement of operations) to October 31, 1999.
(b)<F21> Net investment income per share is calculated using average shares outstanding during the period.
(c)<F22> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(d)<F23>   Not annualized.
(e)<F24>   Annualized.

                      See notes to financial statements.

ALPINE MUTUAL FUNDS

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                        U.S. REAL ESTATE EQUITY FUND
                                                  ------------------------------------------------------------------------
                                                     YEAR ENDED
                                                     OCTOBER 31,          PERIOD ENDED         YEAR ENDED SEPTEMBER 30,
                                                  -----------------       OCTOBER 31,        -----------------------------
                                                  2003         2002       2001(A)<F25>       2001        2000         1999
                                                  ----         ----       ------------       ----        ----         ----
CLASS B SHARES
NET ASSET VALUE, BEGINNING OF PERIOD             $16.42       $12.75         $12.80         $12.89      $10.65       $12.12
                                                 ------       ------         ------         ------      ------       ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment loss                            (0.13)(b)    (0.15)         (0.01)         (0.18)      (0.20)       (0.12)(b)
                                                       <F26>                                                               <F26>
   Net realized/unrealized
     gains (losses) on investments                10.81         3.82          (0.04)          0.09        2.44        (1.23)
                                                 ------       ------         ------         ------      ------       ------
   Total from investment operations               10.68         3.67          (0.05)         (0.09)       2.24        (1.35)
                                                 ------       ------         ------         ------      ------       ------

LESS DISTRIBUTIONS:
   Net investment income                             --           --             --             --          --           --
   Net realized gains on investments                 --           --             --             --          --        (0.11)
   Return of capital                                 --           --             --             --          --        (0.01)
                                                 ------       ------         ------         ------      ------       ------
   Total distributions                               --           --             --             --          --        (0.12)
                                                 ------       ------         ------         ------      ------       ------
NET ASSET VALUE, END OF PERIOD                   $27.10       $16.42         $12.75         $12.80      $12.89       $10.65
                                                 ------       ------         ------         ------      ------       ------
                                                 ------       ------         ------         ------      ------       ------

TOTAL RETURN
  (excludes redemption charges)                   65.04%       28.78%         (0.39)%(c)     (0.70)%     20.92%      (11.28)%
                                                                                    <F27>

RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of period (000)             $3,167       $2,275         $2,075         $2,089      $2,343       $3,094
   Ratio of expenses to average net assets:
      Before waivers and reimbursements            2.67%        2.72%          3.46%(d)       3.16%       3.87%        3.61%
                                                                                   <F28>
      After waivers and reimbursements             2.67%        2.72%          3.23%(d)       2.97%       3.66%        3.61%
                                                                                   <F28>
   Ratio of net investment loss
     to average net assets                        (0.68)%      (0.84)%        (1.33)%(d)     (1.23)%     (1.51)%      (0.96)%
                                                                                    <F28>
   Ratio of interest expense
     to average net assets                         0.05%        0.00%          0.03%(d)       0.00%       0.30%        0.00%
                                                                                   <F28>
   Portfolio turnover (e)<F29>                       86%         115%            10%           151%        143%          77%

(a)<F25>  For the period from October 1, 2001 to October 31, 2001.
(b)<F26> Net investment income per share is calculated using average shares outstanding during the period.
(c)<F27>  Not annualized.
(d)<F28>  Annualized.
(e)<F29> Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

                       See notes to financial statements.

ALPINE MUTUAL FUNDS

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                        U.S. REAL ESTATE EQUITY FUND
                                                  ------------------------------------------------------------------------
                                                     YEAR ENDED
                                                     OCTOBER 31,          PERIOD ENDED         YEAR ENDED SEPTEMBER 30,
                                                  -----------------       OCTOBER 31,        -----------------------------
                                                  2003         2002       2001(A)<F30>       2001        2000         1999
                                                  ----         ----       ------------       ----        ----         ----
CLASS Y SHARES
NET ASSET VALUE, BEGINNING OF PERIOD             $17.53       $13.54         $13.57         $13.54      $11.07       $12.47
                                                 ------       ------         ------         ------      ------       ------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
   Net investment income (loss)                    0.07(b)      0.03             --          (0.04)      (0.06)       (0.02)(b)
                                                      <F31>                                                                <F31>
   Net realized /unrealized gains (losses)
     on investments                               11.63         3.96          (0.03)          0.07        2.53        (1.26)
                                                 ------       ------         ------         ------      ------       ------
   Total from investment operations               11.70         3.99          (0.03)          0.03        2.47        (1.28)
                                                 ------       ------         ------         ------      ------       ------

LESS DISTRIBUTIONS:
   Net investment income                          (0.02)          --             --             --          --           --
   Net realized gains on investments                 --           --             --             --          --        (0.11)
   Return of capital                                 --           --             --             --          --        (0.01)
                                                 ------       ------         ------         ------      ------       ------
   Total distributions                            (0.02)          --             --             --          --        (0.12)
                                                 ------       ------         ------         ------      ------       ------
NET ASSET VALUE, END OF PERIOD                   $29.21       $17.53         $13.54         $13.57      $13.54       $11.07
                                                 ------       ------         ------         ------      ------       ------
                                                 ------       ------         ------         ------      ------       ------

TOTAL RETURN                                      66.81%       29.47%         (0.22)%(c)      0.22%      22.31%      (10.40)%
                                                                                    <F32>

RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of period (000)           $107,753      $36,083        $19,314        $19,643     $17,891      $17,405
   Ratio of expenses to average net assets:
      Before waivers and reimbursements            1.67%        1.72%          2.46%(d)       2.16%       2.78%        2.68%
                                                                                   <F33>
      After waivers and reimbursements             1.67%        1.72%          2.23%(d)       1.98%       2.57%        2.68%
                                                                                   <F33>
   Ratio of net investment income (loss)
     to average net assets                         0.32%        0.16%         (0.33)%(d)     (0.25)%     (0.47)%      (0.19)%
                                                                                    <F33>
   Ratio of interest expense
     to average net assets                         0.05%        0.00%          0.03%(d)       0.00%       0.30%        0.00%
                                                                                   <F33>
   Portfolio turnover (e)<F34>                       86%         115%            10%           151%        143%          77%

(a)<F30>  For the period from October 1, 2001 to October 31, 2001.
(b)<F31> Net investment income is calculated using average shares outstanding during the period.
(c)<F32>  Not annualized.
(d)<F33>  Annualized.
(e)<F34> Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

                       See notes to financial statements.

ALPINE MUTUAL FUNDS

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                  INTERNATIONAL REAL ESTATE EQUITY FUND
                                                     ----------------------------------------------------------------
                                                                          YEAR ENDED OCTOBER 31,
                                                     ----------------------------------------------------------------
                                                     2003           2002           2001           2000           1999
                                                     ----           ----           ----           ----           ----
CLASS Y SHARES
NET ASSET VALUE, BEGINNING OF PERIOD                $13.81         $12.34         $12.73         $13.23         $12.96
                                                    ------         ------         ------         ------         ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                       0.22(b)        0.12(b)          --          (0.14)(a)       0.03(a)
                                                         <F36>          <F36>                          <F35>         <F35>
   Net realized/unrealized
     gains (losses) on investments                    6.42           1.60          (0.39)         (0.31)          0.25
                                                    ------         ------         ------         ------         ------
   Total from investment operations                   6.64           1.72          (0.39)         (0.45)          0.28
                                                    ------         ------         ------         ------         ------
LESS DISTRIBUTIONS:
   Net investment income                             (0.22)         (0.25)            --          (0.04)         (0.01)
   Return of capital                                    --             --             --          (0.01)            --
                                                    ------         ------         ------         ------         ------
   Total distributions                               (0.22)         (0.25)            --          (0.05)         (0.01)
                                                    ------         ------         ------         ------         ------
NET ASSET VALUE, END OF PERIOD                      $20.23         $13.81         $12.34         $12.73         $13.23
                                                    ------         ------         ------         ------         ------
                                                    ------         ------         ------         ------         ------

TOTAL RETURN                                         48.87%         14.03%         (3.06)%        (3.42)%         2.19%

RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of period (000)               $86,428        $31,457        $25,344        $29,580        $33,097
   Ratio of expenses to average net assets:
      Before waivers and reimbursements               1.52%          1.81%          2.14%          2.60%          2.08%
      After waivers and reimbursements                1.52%          1.81%          1.96%          2.40%          2.08%
   Ratio of net investment income (loss)
     to average net assets                            1.36%          0.82%          0.00%         (1.08)%         0.24%
   Ratio of interest expense
     to average net assets                            0.02%          0.00%          0.11%          0.33%          0.00%
   Portfolio turnover                                   51%            48%            49%            72%            31%

(a)<F35> Net investment income per share is calculated using average shares outstanding during the period.
(b)<F36> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

                       See notes to financial statements.

                         REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Trustees of
Alpine Equity Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments and of securities sold short, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alpine Realty Income & Growth Fund, Alpine U.S. Real Estate Equity Fund and Alpine International Real Estate Equity Fund (three series constituting Alpine Equity Trust) (hereafter collectively referred to as the "Funds") at October 31, 2003, and the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
December 19, 2003

                             ADDITIONAL INFORMATION

INFORMATION ABOUT TRUSTEES AND OFFICERS
---------------------------------------

   The business and affairs of the Funds are managed under the direction of the Funds' Board of Trustees. Information pertaining to the Trustees and Officers of the Funds as of December 16, 2003 is set forth below. The SAI includes additional information about the Funds' Trustees and Officers and is available, without charge, upon request by calling 1-888-785-5578.

                              INDEPENDENT TRUSTEES

                                   TERM OF                                                  # OF PORTFOLIOS
                    POSITION(S)    OFFICE AND                                               IN FUND COMPLEX      OTHER
NAME, ADDRESS       HELD WITH      LENGTH OF    PRINCIPAL OCCUPATION                        OVERSEEN BY          DIRECTORSHIPS
AND AGE             THE TRUST      TIME SERVED  DURING PAST FIVE YEARS                      TRUSTEE OR OFFICER   HELD BY TRUSTEE
-------------       -----------    -----------  ----------------------                      ------------------   ---------------
Laurence B.         Independent    Indefinite,  Real estate developer and construction              3            Trustee of Alpine
Ashkin (75),        Trustee        since        consultant since 1980; Founder and                               Series & Income
180 East                           1998         President of Centrum Equities since                              Trusts; Trustee
Pearson Street,                                 1987 and Centrum Properties, Inc.                                Emeritus of
Chicago, IL                                     since 1980.                                                      Evergreen Fund
60611                                                                                                            complex

H. Guy              Independent    Indefinite,  President, Skidmore, Owings & Merrill               3            Director and
Leibler (49),       Trustee        since 1998   LLP, (2001-2003), Chairman and                                   Chairman, White
25 Cowdray                                      President of Pailatus, a news media                              Plains Hospital
Park Drive                                      company (1997-1999); Director of                                 Center; Founding
Greenwich, CT                                   Brand Space Inc., a brand marketing/                             Director,
06831                                           advertising company (1997-1999).                                 Stellaris Health
                                                                                                                 Network; Trustee
                                                                                                                 of Alpine Series
                                                                                                                 & Income Trusts

Donald Stone (79)   Independent    Indefinite,  Retired, Former advisor to chairman                 3            Vice Chairman,
49 Red Oak Lane     Trustee        since 2002   of Merrill Lynch. (1996 to 1999).                                White Plains
White Plains, NY                                                                                                 Hospital Board;
10604                                                                                                            Board Member,
                                                                                                                 White Plains
                                                                                                                 Hospital Special
                                                                                                                 Surgery Board;
                                                                                                                 Board Member,
                                                                                                                 Save the Children;
                                                                                                                 Trustee of Alpine
                                                                                                                 Series & Income
                                                                                                                 Trusts

                                                   INTERESTED TRUSTEES & OFFICERS

Samuel A.           Interested     Indefinite,  CEO of Alpine Management & Research,                3            Trustee of Alpine
Lieber*<F37> (47)   Trustee,       since        LLC since November 1997.                                         Series & Income
2500 Westchester    Portfolio      inception                                                                     Trusts
Ave.                Manager, and
Purchase, NY        President
10577

Stephen A.          Vice           Indefinite,  Chairman and Senior Portfolio Manager,              3            None
Lieber (78)         President      since        Saxon Woods Advisors, LLC (October
2500 Westchester                   inception    1999 - Present). Formerly, Chairman
Ave.                                            and Co-Chief Executive Officer, Lieber &
Purchase, NY                                    Company (February 1969 - July 1999).
10577

Oliver Sun (39)     Secretary      Indefinite,  Controller of Alpine Management and                 3            None
2500 Westchester                   since 2002   Research, LLC, 1998 to Present.
Ave.
Purchase, NY
10577

Sheldon R.          Treasurer      Indefinite,  Chief Financial Officer, Saxon Woods                3            None
Flamm (55)                         since 2002   Advisors, LLC, 1999 to Present, Chief
2500 Westchester                                Financial Officer, Lieber & Co. (a
Ave.                                            wholly-owned subsidiary of First Union
Purchase, NY                                    National Bank), 1997 to 1999, Chief
10577                                           Financial Officer of Evergreen Asset
                                                Management Corp., March 1987 to
                                                September 1999.

*<F37> Denotes Trustee who is an "interested person" of the Trust or Fund by virtue of his relationship with the Adviser.

                       CHANGES IN INDEPENDENT ACCOUNTANTS

Effective December 15, 2003, the Board of Trustees selected the accounting firm of Deloitte & Touche LLP to serve as the Funds' independent certified public accountants for the fiscal year ending October 31, 2004 to fill a vacancy in such position in accordance with Section 32(a)(2) of the 1940 Act resulting from PricewaterhouseCoopers LLP's resignation. PricewaterhouseCoopers LLP's reports on the financial statements of the Funds for the fiscal years ended October 31, 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the fiscal years ended October 31, 2003 and 2002 or through the date of their resignation.

The Funds represent that they had not consulted with Deloitte & Touche LLP any time prior to their engagement with respect to the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Funds' financial statements.

                                    TRUSTEES
                                Samuel A. Lieber
                               Laurence B. Ashkin
                                 H. Guy Leibler
                                  Donald Stone

                               INVESTMENT ADVISER
                      Alpine Management and Research, LLC
                       2500 Westchester Avenue, Suite 215
                               Purchase, NY 10577
                              www.alpinefunds.com

                                   CUSTODIAN
                                U.S. Bank, N.A.
                               425 Walnut Street
                              Cincinnati, OH 45202

                                 SUB-CUSTODIAN
                                Deutsche Bank AG
                                 100 Plaza One
                             Jersey City, NJ 07311

                         TRANSFER AGENT & ADMINISTRATOR
                        U.S. Bancorp Fund Services, LLC
                            615 East Michigan Street
                           Milwaukee,Wisconsin 53202

                            INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
                           100 East Wisconsin Avenue
                              Milwaukee, WI 53202

                                 LEGAL COUNSEL
                                 Blank Rome LLP
                             The Chrysler Building
                              405 Lexington Avenue
                               New York, NY 10174

                                  DISTRIBUTOR
                            Quasar Distributors, LLC
                            615 East Michigan Street
                           Milwaukee,Wisconsin 53202

                        SHAREHOLDER/INVESTOR INFORMATION
                                 (888) 785-5578

                                  ALPINE FUNDS
                       2500 Westchester Avenue, Suite 215
                               Purchase, NY 10577
                                 (914) 251-0880

                                    (12/03)

ITEM 2. CODE OF ETHICS.
-----------------------

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-785-5578.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

The registrant's board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant's level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

Not required for annual reports filed for periods ending before December 15, 2003.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to open-end investment companies.

ITEM 6. [RESERVED]
------------------

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 8. [RESERVED]
------------------

ITEM 9. CONTROLS AND PROCEDURES.
--------------------------------

(a) The Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.
-----------------

(a)  Any code of ethics or amendment thereto.  Filed herewith.

(b) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(c) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     (Registrant)  Alpine Equity Trust
                   --------------------------------------

     By (Signature and Title) /s/ Samuel A. Lieber
                              ---------------------------
                              Samuel A. Lieber, President

     Date     1-6-04
           ----------------------------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By (Signature and Title) /s/ Samuel A. Lieber
                              ---------------------------
                              Samuel A. Lieber, President

     Date     1-6-04
           ----------------------------------------------

     By (Signature and Title) /s/ Sheldon Flamm
                              ---------------------------
                              Sheldon Flamm, Treasurer

     Date     1-6-04
           ----------------------------------------------